As filed with the Securities and Exchange Commission on April 24, 2015

Securities Act File No. 333-

Investment Company Act File No. 811-05410

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate box or boxes)

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 102	☒
(Check appropriate box or boxes)

VOYA PRIME RATE TRUST

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Elizabeth J. Reza Ropes & Gray Prudential Tower 800 Boylston Street Boston, MA 02199-3600

Approximate Date of Proposed Offering:

As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective:

☒   When declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest, without par value	1,000	$5.97	$5,970	$0.70

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(d) under the Securities Act of 1933, based on net asset value per share as of April 21, 2015.
(2)	Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

VOYA PRIME RATE TRUST

(“Registrant”)

25,000,000 Common Shares

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*                                                      Cover Sheet

*                                                      Contents of Registration Statement

*                                                     Voya Prime Rate Trust 25,000,000 Common Shares Prospectus dated June 30, 2015

*                                                     Voya Prime Rate Trust 5,000,000 and 25,000,000 Common Shares Statement of Additional Information dated June 30, 2015

*                                                     Part C

*                                                      Signature Page

June 30, 2015
Prospectus
•	Voya Prime Rate Trust
•	25,000,000 Common Shares
PPR
This Prospectus sets forth concisely the information about Voya Prime Rate Trust (“Trust”) that a prospective investor ought to know before investing. You should read it carefully before you invest and keep it for future reference. The Trust has filed with the U.S. Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated June 30, 2015 containing additional information about the Trust. The SAI is incorporated by reference in its entirety into this Prospectus. You may make shareholder inquiries or obtain a free copy of the SAI, annual shareholder report, and unaudited semi-annual shareholder report by contacting the Trust at 1-800-336-3436 or by writing to the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Trust's SAI, annual shareholder report, and unaudited semi-annual shareholder report are also available free of charge on the Trust's website at www.voyainvestments.com. The Prospectus, SAI, and other information about the Trust are also available on the SEC's website (www.sec.gov). The table of contents for the SAI appears in the back of this Prospectus.
Common Shares of the Trust trade on the New York Stock Exchange (“NYSE”) under the symbol PPR.
The Trust's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. Market fluctuations and general economic conditions can adversely affect the Trust. There is no guarantee that the Trust will achieve its investment objective. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Trust speculative or high risk.
Neither the SEC nor any state securities commission has approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Voya Prime Rate Trust
The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.
DESCRIPTION OF THE TRUST
The Trust
The Trust is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). It was organized as a Massachusetts business trust on December 2, 1987. As of [June 12, 2015], the Trust's net asset value (“NAV”) per Common Share was $[ ].
NYSE Listed
As of [June 12, 2015], the Trust had [ ] Common Shares outstanding, which are traded on the NYSE under the symbol PPR. At that date, the last reported sales price of a Common Share of the Trust was $[ ].
Investment Objective
To provide investors with as high a level of current income as is consistent with the preservation of capital. There is no assurance that the Trust will achieve its investment objective.
Adviser/Sub-Adviser
Voya Investments, LLC (“Voya Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Trust. Voya Investments has overall responsibility for the management of the Trust. Voya Investments oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Trust. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board of Trustees approved new advisory and sub-advisory agreements for the Trust in connection with the IPO. In addition, in 2013, shareholders of the Trust approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Trust will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from this transaction.
The Adviser receives an annual fee, payable monthly, in an amount equal to 1.05% of the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends
Voya Prime Rate Trust
1

on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper, or notes issued by the Trust and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). This definition includes the assets acquired through the Trust's use of leverage.
Voya  Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”) serves as sub-adviser to the Trust. Voya IM is an affiliate of the Adviser.
See “Investment Management and Other Service Providers - Sub-Adviser” later in this Prospectus.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2015, Voya Investments managed approximately $55.5 billion in assets.
Distributions
Income dividends on Common Shares accrue, are declared, and are paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares of the Trust through the Trust's Shareholder Reinvestment Program.
Principal Investment Strategies
The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans (“Senior Loans”). The Trust will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.
Other Investment Strategies and Policies
Loans in which the Trust invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portfolio of the loan. The maximum term of an interest rate reset on any loan in which the Trust may invest is one year. In order to achieve overall reset balance, the Trust will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.
Normally at least 80% of the Trust's portfolio will be invested in Senior Loans with maturities of one to ten years. The maximum maturity on any loan in which the Trust may invest is ten years.
To seek to increase the yield on the Common Shares, the Trust may engage in lending its portfolio securities. Such lending will be fully secured by investment-grade collateral held by an independent agent.
The Trust may engage in executing repurchase and reverse repurchase agreements.
The Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes, and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; short-term debt securities; and equity securities incidental to investment in loans. See “Investment Objective and Policies” later in this Prospectus.
Leverage
To seek to increase the yield on the Common Shares, the Trust employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Trust's Board of Trustees (“Board”) in consultation with the Adviser or Sub-Adviser. See “Risk Factors and Special Considerations - Leverage” later in this Prospectus.
Borrowings
The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive or other relief provided by the SEC. The Trust's obligations to holders of its debt are senior to its ability to pay dividends on, or repurchase, Common Shares and preferred shares, or to pay holders of Common Shares and preferred shares in the event of liquidation.
Preferred Shares
The Trust is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series (“Preferred Shares”). The Trust's obligations to holders of any outstanding Preferred Shares will be senior to its ability to pay dividends on, or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not
2
Voya Prime Rate Trust

senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares.
The 1940 Act also requires that the holders of any Preferred Shares of the Trust, voting as a separate class, have the right to:
•	elect at least two trustees at all times; and
•	elect a majority of the trustees at any time when dividends on any series of Preferred Shares are unpaid for two full years.
As of [June 12, 2015] the Trust had [no] Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.
Diversification
The Trust maintains a diversified investment portfolio through an investment strategy which seeks to limit exposure to any one issuer or industry.
The Trust is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). The Trust will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to make payment of scheduled principal or interest, the Trust will separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a loan) to be an issuer of the loan. This investment strategy is a fundamental policy that may not be changed without shareholder approval. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.
Concentration
In addition, a maximum of 25% of the Trust's total assets, measured at the time of investment, may be invested in any one industry. This investment strategy is also a fundamental policy that may not be changed without shareholder approval.
Plan of Distribution
The Common Shares are offered by the Trust through the Trust's Shareholder Reinvestment Program. The Shareholder Reinvestment Program allows participating shareholders to reinvest all dividends in additional shares of the Trust, and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month. The Trust and Voya Investments Distributor, LLC (“Distributor”) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Common Shares may be issued by the Trust under the Shareholder Reinvestment Program only if the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares purchased under the Shareholder Reinvestment Program will be purchased on the open market. See “Plan of Distribution” later in this Prospectus.
Shareholders may elect to participate in the Shareholder Reinvestment Program by telephoning the Trust or submitting a completed Participation Form to BNY Mellon Investment Servicing (U.S.) Inc.
Common Shares also may be offered pursuant to privately negotiated transactions between the Trust or the Distributor and individual investors. Common Shares of the Trust issued in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust's Common Shares; or (ii) at a discount ranging from 0% to 5% of the average daily market price of the Trust's Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. See “Plan of Distribution” later in this Prospectus.
Principal Risks
Credit Risk on Senior Loans    The Trust invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as “junk” investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Trust's NAV will decrease.
Demand For Loans    An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Trust and it may also increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust's portfolio, which could cause the Trust's NAV to decline.
Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions    The issuance of Common Shares through the Shareholder Reinvestment Program and/or through privately negotiated transactions may have an adverse effect on prices in the secondary market for the Trust's Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Trust.
Voya Prime Rate Trust
3

Interest Rate    Changes in short-term market interest rates will directly affect the yield on the Trust's Common Shares. If short-term market interest rates fall, the yield on the Trust's Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Trust’s Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Trust investments, adversely affect values, and increase the Trust’s costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets.
Leverage    The Trust’s use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Trust's Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. As of [June 12, 2015] the Trust had $[ ] million in outstanding borrowings under one credit facility and had [no] Preferred Shares outstanding.
Limited Secondary Market for Loans    Because of the limited secondary market for loans, the Trust may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price.
Market Discount    Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.
Non-U.S. and Non-Canadian Issuers    The Trust may invest up to 20% of its total assets, measured at the time of investment, in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada.
The Trust may invest up to 15% of its total assets, measured at the time of investment, in investments denominated in the Organization for Economic Co-operation and Development (“OECD”) currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations. The Trust may not be entirely successful in implementing this hedging strategy, resulting in the Trust being adversely affected by foreign currency fluctuations. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:
•	less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers;
•	differing legal systems and laws relating to creditors' rights;
•	the potential inability to enforce legal judgments;
•	economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and
•	the potential for political, social, and economic adversity in the foreign borrower's country.
Temporary Defensive Positions     When market conditions make it advisable, the Trust may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Trust's assets may be held in cash and/or short-term interest bearing instruments. The Trust may not achieve its investment objective when pursuing a temporary defensive position.
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Voya Prime Rate Trust

WHAT YOU PAY TO INVEST - TRUST EXPENSES

The cost you pay to invest in the Trust includes the expenses incurred by the Trust. In accordance with SEC requirements, the table below shows the expenses of the Trust, including interest expense on borrowings, as a percentage of the average net assets of the Trust and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Trust. The table below assumes that the Trust has borrowed an aggregate amount equal to 30% of its Managed Assets. For information about the Trust’s expense ratios if the Trust had not borrowed, see “Risk Factors and Special Considerations - Annual Expenses Without Borrowings.”
Fees and Expenses of the Trust

Shareholder Transaction Expenses:
Shareholder Reinvestment Program Fees	None
Privately Negotiated Transactions:
Sales Load (as a percentage of offering price)	3.00%
Annual Expenses (as a percentage of average net assets attributable to Common Shares):
Management Fees[1]	[1.50]%
Interest Expense on Borrowed Funds	[ ]%
Other Operating Expenses[2]	[ ]%
Total Annual Expenses	[ ]%
Fee Waivers/Reimbursements/Recoupment[3]	[None]
Net Annual Expenses	[ ]%
1	Pursuant to the investment management agreement with the Trust, the Adviser is paid a fee of 1.05% of the Trust's Managed Assets. The portion of the management fee attributable to the advisory services is 0.80% and the portion of the management fee attributable to the administrative services is 0.25%.
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.
3	The Adviser is contractually obligated to limit expenses of the Trust, through [July 1, 2016]. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Trust’s board.
Example
The following Example shows the amount of the expenses that an investor in the Trust would bear on a $1,000 investment that is held for the different time periods in the table. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Common Shares. For more complete descriptions of certain of the Trust's costs and expenses, see “Investment Management and Other Service Providers.”
The following Example applies to shares issued in connection with privately negotiated transactions, which have the maximum front-end sales load of 3%.
		1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and borrowings by the Trust in an aggregate amount equal to 30% of its Managed Assets.	$	[ ]	[ ]	[ ]	[ ]
The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly.
The foregoing Example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.
5

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand the Trust's shares' financial performance for the past ten fiscal years. The financial information has been derived from the Trust's financial statements that were audited by [KPMG LLP], an independent registered public accounting firm. The report of [KPMG LLP], along with the financial statements included in the annual shareholder report dated February 28, 2015, which includes the financial highlights for the most recent ten fiscal years are incorporated herein by reference. A free copy of the annual shareholder report may be obtained by calling 1-800-336-3436.
6

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
			Per Share Operating Performance									Total Investment Return(1)		Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distributions to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, net of fee waivers and/or recoupments, if any(4)	Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)%
02-28-15
02-28-14	6.02	0.40	0.07	—	—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—	—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70	81.66	1.93	1.77(6)	1.99(6)	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93)(5)	(32.03)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)	(17.25)	4.36	2.20	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85	13.84	4.62	2.21	4.62	9.42	1,109,539	60
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	—	(0.57)	7.59	7.02	8.53	(0.82)	4.27	2.33	4.27	7.71	1,100,671	81

(1)	Total investment return calculations are attributable to common shares.
(2)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(3)	Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(4)	The Adviser has agreed to limit expenses excluding interest, taxes, brokerage commission, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.
(5)	There was no impact on total return due to payments by affiliates.
(6)	Includes excise tax fully reimbursed by the Investment Adviser.
*	Amount is more than $(0.005).
7

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Ratios to average to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)	Expenses, prior to fee waivers and/or recoupments, if any	Expenses, net of fee waivers and/or recoupments, if any	Net investment income (loss)	Preferred Shares - Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	($000's)
02-28-15
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67(1)	1.87(1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	1.58	2.90	2.90	5.24	450,000	25,000	55,050	465,000	4,335	509,178	145,033

(a)	Asset coverage ratios, for fiscal year periods beginning after 2011, is presented to represent the coverage availability to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.
(1)	Includes excise tax fully reimbursed by the Investment Adviser.
8

TRADING AND NAV INFORMATION

The following table shows for the Trust's Common Shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per Common Share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.
	Price($)		NAV($)		Premium/(Discount) To NAV(%)		Reported NYSE Volume
Calendar Quarter Ended	High	Low	High	Low	High	Low
June 30, 2012	5.83	5.43	5.88	5.71	(0.17)	(5.40)	33,720,800
September 30, 2012	6.20	5.68	5.95	5.77	4.20	(2.22)	35,701,000
December 31, 2012	6.34	5.84	5.96	5.90	6.55	(1.18)	29,910,900
March 31, 2013	6.79	6.27	6.06	5.93	12.83	4.49	35,043,000
June 30, 2013	6.90	6.06	6.13	6.00	13.86	0.33	40,032,700
September 30, 2013	6.26	5.88	6.06	5.97	4.17	(1.82)	30,276,700
December 31, 2013	6.17	5.75	6.06	5.99	2.16	(4.96)	30,785,500
March 31, 2014	5.96	5.71	6.10	6.03	(1.65)	(5.93)	28,772,900
June 30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
On [June 12, 2015], the last reported sale price of a Common Share of the Trust's Common Shares on the NYSE was $[ ]. The Trust's NAV on [June 12, 2015] was $[ ]. See “How Shares Are Priced - Net Asset Value.” This represented a ( )% discount below the NAV $[ ] as of that date.
The Trust's Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's Common Shares were listed on the NYSE. The Trust cannot predict whether its Common Shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.
9

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
The Trust's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this investment objective by investing in the types of assets described below:
1.	Senior Loans. Under normal market conditions, at least 80% of the Trust's net assets (plus borrowings for investment purposes) will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Trust provides its shareholders with at least 60 days' prior notice of any changes in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade credit quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.
2.	Other Investments. Under normal market conditions, the Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments (“Other Investments”):
•	loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada;
•	unsecured floating rate loans, notes, and other debt instruments;
•	floating rate subordinated loans;
•	tranches of floating rate asset-backed securities, including structured notes;
•	short-term debt securities; and
•	equity securities incidental to investments in loans.
3.	Cash and Short-Term Instruments. Under normal market conditions, the Trust may invest in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash and/or short-term instruments.
4.	Other Investment Strategies. The Trust may lend its portfolio securities, on a short-term or long-term basis, in an amount equal to up to 33 1⁄3% of its total assets.
Fundamental Policies
1.	Industry Concentration. The Trust may invest in any industry. The Trust may not invest more than 25% of its total assets, measured at the time of investment, in any single industry.
2.	Borrower Diversification. The Trust is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issues or guaranteed by the U. S. government or any of its agencies or instrumentalities, or other investment companies). The Trust will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.
10

INVESTMENT OBJECTIVE AND POLICIES (continued)

These fundamental policies may only be changed with approval by a majority of all shareholders.
Investment Policies
The Adviser and Sub-Adviser follow certain investment policies set by the Trust's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.
1.	Limitations on currencies. The Trust's investments must be denominated in U.S. dollars, provided that the Trust may invest up to 15% of its total assets in investments denominated in the OECD currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.
2.	Maturity. Although the Trust has no restrictions on portfolio maturity, under normal market conditions, at least 80% of the Trust's total assets will be invested in assets with remaining maturities of one to ten years. The maximum maturity on any loan in which the Trust can invest is ten years.
3.	Limitations on Other Investments. The Trust may also invest up to 20% of its total assets, measured at the time of investment, in Other Investments. The following additional limitations apply to Other Investments:
•	Unsecured Debt Instruments. The Trust may not invest in unsecured floating rate loans, notes, and other debt instruments, in an aggregate amount that exceeds 20% of the Trust's total assets, measured at the time of investment.
•	Equities. The Trust may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.
•	Subordinated Loans. The Trust may not invest in floating rate subordinated loans, whether or not secured, in an aggregated amount that exceeds 5% of its total assets, measured at the time of investment.
4.	Investment Quality; Credit Analysis. Loans in which the Trust invests generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Trust. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
5.	Use of Leverage. The Trust may borrow money and issue Preferred Shares to the fullest extent permitted by the 1940 Act. See “Investment Objective and Policies - Policy on Borrowing” and “Investment Objective and Policies - Policy on Issuance of Preferred Shares.”
6.	Short-term Instruments. Short-term instruments in which the Trust invests may include: (i) commercial paper rated A-1 by Standard and Poor's Ratings Services (“S&P”) or P-1 by Moody's Investors Service, Inc. (“Moody's”), or of comparable quality as determined by the Adviser or Sub-Adviser; (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations; and (iii) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
Policy on Borrowing
The Trust has a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income available to holders of its Common Shares.
The Trust may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Trust seeks a rating for borrowings, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of
11

INVESTMENT OBJECTIVE AND POLICIES (continued)

the 1940 Act. The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. See “Risk Factors and Special Considerations - Leverage” and “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions.”
Policy on Issuance of Preferred Shares
The Trust has a policy which permits it to issue Preferred Shares for investment purposes. The Trust seeks to use the proceeds from Preferred Shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on Preferred Shares. The terms of the issuance of Preferred Shares are subject to the 1940 Act and to additional guidelines imposed by rating agencies, which are more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares. See “Risk Factors and Special Considerations - Leverage.” As of [June 12, 2015] the Trust had [no] Preferred Shares outstanding.
12

THE TRUST'S INVESTMENTS

As stated under “Investment Objective and Policies,” the Trust will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans and the manner in which those investments are made.
Senior Loan Characteristics
Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Trust may also receive guarantees as a form of collateral.
Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again. Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
The Trust typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender, or assignor with respect to an assignment interpositioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in the NAV.
13

THE TRUST'S INVESTMENTS (continued)

The Trust acquires Senior Loans from lenders such as commercial and investment banks, insurance companies, finance companies, other investment companies, and private investment funds.
Investment by the Trust
The Trust typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When the Trust purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When the Trust purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, the Trust does not have a direct contractual relationship with the borrower. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well-established, and highly-rated counterparties.
There is no minimum rating or other independent evaluation of a borrower limiting the Trust's investments and most Senior Loans that the Trust may acquire, if rated, will be rated below investment-grade credit quality. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
Assignments.  When the Trust is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Trust usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Acquisition Costs.  When the Trust acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par value less its portion of the fee paid to all originating lenders. When the Trust acquires an interest in a Senior Loan in the secondary market, it may be at par value but typically the Trust will do so at premium or discount to par value.
14

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Trust. For additional information about the risks associated with investing in the Trust, see “Additional Information About Investments and Investment Techniques” in the SAI.
Changes to NAV.    The NAV of the Trust is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Trust invests. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.” Changes in market interest rates may also have an impact on the Trust’s NAV. See “Risk Factors and Special Considerations - Interest Rate.” Another factor which can affect the Trust's NAV is changes in the pricing obtained for the Trust's assets. See “How Shares Are Priced - Valuation of the Trust's Assets” later in this Prospectus.
Credit Default Swaps.    The Trust may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Trust pays a fee to protect against the risk that a security held by the Trust will default. As a seller of the swap, the Trust receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Credit Facility.    The Trust has a policy of borrowing to acquire income-producing investments. The Trust currently is a party to a credit facility with one financial institution that permits the Trust to borrow up to an aggregate amount of $425 million. Interest is payable on the credit facility at a floating rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. The lender under the credit facility has a security interest in all assets of the Trust. As of [June 12, 2015] the Trust had $[ ] million in outstanding borrowings under one credit facility.
Under the credit facility, the lender has the right to liquidate Trust assets in the event of default by the Trust, and the Trust may be prohibited from paying dividends in the event of a material adverse event or condition regarding the Trust, the Adviser, or Sub-Adviser until outstanding debts are paid or until the event or condition is cured.
Credit Risk on Senior Loans.    The Trust's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.
Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust will experience a reduction in its income and a decline in the market value of the Senior Loan. This will likely reduce dividends and lead to a decline in the NAV of the Trust's Common Shares. See “The Trust's Investments - Investment by the Trust.”
Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Trust generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Trust's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Trust's investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, the Trust bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Trust in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated.
In the event of the bankruptcy of a borrower, the Trust could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the collateral.
15

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

The Senior Loans in which the Trust invests are generally rated lower than investment-grade credit quality, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment-grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Adviser or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.
Demand for Loans.    At times during recent years, the volume of loans has increased. However, during such periods, demand for loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Trust, the rights provided to the Trust under the terms of a loan agreement, and increase the price of loans that the Trust wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust's portfolio, which could cause the Trust's NAV to decline.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Trust and reduce its returns. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.
Equity Securities Incidental to Investments in Loans.    Subject to the aggregate 20% limit on Other Investments, the Trust may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Trust's NAV. The Trust may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Trust might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions.    The issuance of Common Shares through the Trust's Shareholder Reinvestment Program may have an adverse effect on the secondary market for the Trust's Common Shares. The increase in the number of the Trust's outstanding Common Shares resulting from issuances pursuant to the Trust's Shareholder Reinvestment Program or pursuant to privately negotiated transactions, and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for Common Shares of the Trust. Common Shares will not be issued pursuant to the Trust's Shareholder Reinvestment Program at any time when Common Shares are trading at a price lower than the Trust's NAV per Common Share.
Interest Rate.    During normal market conditions, changes in market interest rates will affect the Trust in certain ways. The principal effect will be that the yield on the Trust's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Trust invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Trust's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.
Market interest rate changes may also cause the Trust's NAV to experience moderate volatility. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Trust invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.
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RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Trust invests, the Trust's NAV could also be adversely affected. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Trust's portfolio may be of longer duration.
Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Trust investments, adversely affect values, and increase the Trust’s costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets.
Leverage.    The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. The Trust may also issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust's total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. As of [June 12, 2015] the Trust had [no] Preferred Shares outstanding. Borrowings and the issuance of Preferred Shares are referred to in this Prospectus collectively as “leverage.” The Trust may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.
Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Trust on the proceeds of such leverage. There can be no assurance that the Trust's income from the proceeds of leverage will exceed these costs. However, the Adviser or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.
To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust's lenders and Preferred Shareholders will have priority to the Trust's assets over the Trust's Common shareholders.
The Trust currently uses leverage by borrowing money on a floating rate basis. The current rate on borrowings as of June 12, 2015 is [ ]%.
The Trust's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facilities or obtained through the issuance of Preferred Shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Trust and against the net assets of the Trust in liquidation.
The Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or to purchase Common Shares or Preferred Shares unless: (i) at the time thereof the Trust meets certain asset coverage requirements; and (ii) there is no event of default under any credit facility program that is continuing. See “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions” later in this Prospectus. In the event of a default under a credit facility program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Trust) and, if any such default is not cured, the lenders may be able to control the liquidation as well.
In addition, the Trust is not permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on any Preferred Shares and all accrued interest on borrowings have been paid or set aside for payment.
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RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.
The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Trust by the 1940 Act. These covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.
Market Discount.    The Trust's Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were initially listed on the NYSE. The reasons for the Trust's Common Shares trading at a premium to or discount from NAV are not known to the Trust, and the Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.
Annual Expenses Without Borrowings
If the Trust were not to have borrowed, the remaining expenses, as a percentage of the net assets of the Trust, would be as follows:
Annual Expenses Without Borrowings (as a percentage of net assets attributable to Common Shares)
Management Fees (as a percentage of Managed Assets)[1]	1.05%
Other Operating Expenses[2]	[ ]%
Total Annual Expenses	[ ]%
Fee Waivers/Reimbursements/Recoupment[3]	None
Net Annual Expenses	[ ]%
1	Pursuant to the investment management agreement with the Trust, the Adviser is paid a fee of 1.05% of the Trust’s Managed Assets. The portion of the management fee attributable to the advisory services is 0.80% and the portion of the management fee attributable to the administrative services is 0.25%.
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.
3	The Adviser is contractually obligated to limit expenses of the Trust, through [July 1, 2016]. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Trust’s board.
Effect of Leverage
To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Trust borrows an amount equal to 30% of its Managed Assets as of [June 12, 2015]), the Trust would need to experience an annual return of [33]% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.
The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage created by the Trust's use of borrowing, using the average annual interest rate of [ ]% for the fiscal year ended February 28, 2015, assuming the Trust has used leverage by borrowing an amount equal to 30% of the Trust's Managed Assets and assuming hypothetical annual returns on the Trust's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return, net of expenses[1]	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders[2]	-[ ]%	-[ ]%	-[ ]%	[ ]%	[ ]%
1	The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Trust.
2	In order to compute the Corresponding Return to Common Shareholders, the Assumed Portfolio Return is multiplied by the total value of the Trust's assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Trust's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the Corresponding Return to Common Shareholders.
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RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Limited Secondary Market for Loans.    Although the resale, or secondary, market for loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is a private, unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations and trades can be infrequent and the market for loans may experience volatility. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Trust invests will be relatively illiquid.
In addition, loans in which the Trust invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Trust’s ability to sell loans and can adversely affect the price that can be obtained. The Trust may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, if it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Common Shares.
These considerations may cause the Trust to sell assets at lower prices than it would otherwise consider to meet cash needs or cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Trust may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index (which includes loans of the type in which the Trust invests) declined by 32%, prior to rebounding in 2009 and into 2013.
The Trust values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Trust purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Trust from selling a portion of the loan and reducing its exposure to a borrower when the Adviser or Sub-Adviser deems it advisable to do so.
Non-U.S. and Non-Canadian Issuers.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values, and the potential for political, social, and economic adversity. The Trust may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar.
The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.
Prepayment and Extension.    Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a loan is prepaid, the Trust may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For the Trust's fixed rate investments, prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Trust later than expected, which may decrease the value of the obligation and prevent the Trust from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
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RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Ranking of Senior Indebtedness.    The rights of lenders to receive payments of interest and repayments of principal of any borrowings made by the Trust under the credit facility program are senior to the rights of holders of Common Shares and Preferred Shares with respect to the payment of dividends or upon liquidation.
Restrictive Covenants and 1940 Act Restrictions.    The credit agreements governing the credit facility program (“Credit Agreements”) include usual and customary covenants for this type of transaction, including limits on the Trust’s ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes, or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Trust documents in a manner which could adversely affect the rights, interests, or obligations of any of the lenders; (vii) engage in any business other than the businesses currently engaged in; (viii) create, incur, assume, or permit to exist certain debt except for certain specified types of debt; and (ix) permit any of its Employee Retirement Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986 or ERISA. In addition, the Credit Agreements do not permit the Trust’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (“Credit Agreement Asset Coverage Test”).
Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Trust. The Credit Agreements limit the Trust’s ability to pay dividends or make other distributions on the Trust’s Common Shares, or purchase or redeem Common Shares, unless the Trust complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreements do not permit the Trust to declare dividends or other distributions or purchase or redeem Common Shares: (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the Credit Agreement Asset Coverage Test set forth in the Credit Agreements.
Securities Lending.    To generate additional income, the Trust may lend portfolio securities, on a short- or long-term basis, in an amount equal to up to 33 1⁄3% of the Trust's total assets, to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Trust intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.
Short-Term Debt Securities.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity. Because short-term debt securities typically pay interest at a fixed-rate, when interest rates decline, the value of the Trust's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
Unsecured Debt Instruments and Subordinated Loans.    Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes, and other debt instruments and 5% of its total assets in floating rate subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed under “Risk Factors and Special Considerations - Credit Risk on Senior Loans” except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.
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HOW SHARES ARE PRICED

The net asset value (“NAV”) per Common Share of the Trust is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Trust is open for business every day the NYSE is open. Trust shares will not be priced on days when the NYSE is closed. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust’s loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding Preferred Shares) by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Trust’s Board. Such procedures provide, for example, that:
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities
21

HOW SHARES ARE PRICED (continued)

between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Trust’s Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Trust.
22

ACCOUNT POLICIES

Account Access
Unless your Trust Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you will be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-336-3436. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Trust has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-336-3436, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Trust's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-336-3436 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
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INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The business and affairs of the Trust, including supervision of the duties performed by the Trust's Adviser and Sub-Adviser, are managed under the direction of the Board. The names and business addresses of the Trustees and Officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.
The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Trust. Voya Investments has overall responsibility for the management of the Trust. Voya Investments oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Trust. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board of Trustees approved new advisory and sub-advisory agreements for the Trust in connection with the IPO. In addition, in 2013, shareholders of the Trust approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Trust will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from this transaction.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2015, Voya Investments managed approximately $55.5 billion in assets.
24

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

The Trust and the Adviser have entered into an investment management agreement (“Investment Management Agreement”). The Investment Management Agreement with Voya Investments may be canceled by the Board or by the vote of a majority of the outstanding voting securities of the Trust upon 60 days’ written notice.
Management Fee
The Adviser bears the expenses of providing the services described above. The Adviser currently receives from the Trust an annual fee of 1.05% of the Trust's Managed Assets.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its duties.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Trust's annual shareholder report dated February 28, 2015.
Effective May 1, 2015, the Board approved a new Investment Management Agreement that combines the former Investment Management Agreement and Administrative Services Agreement under one combined Investment Management Agreement with a single management fee. This single management fee does not exceed the former combined investment management and administrative services fee rates for the Trust and there is no change to the investment management or administrative services provided to the Trust.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Trust's portfolio. The sub-adviser is an affiliate of the Adviser.  The Adviser is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Adviser or the Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Trust.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of March 31, 2015, Voya IM managed approximately $87 billion in assets.
The Sub-Adviser currently receives an annual fee of 0.36% of the Trust’s Managed Assets.
Portfolio Management. The following individuals jointly share responsibility for the day-to-day management of the Trust's portfolio and have co-managed the Trust since 2000.
Jeffrey A. Bakalar, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Daniel A. Norman, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Trust.
The Transfer Agent, Dividend Disbursing Agent, and Registrar
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent, dividend disbursing agent, and registrar for the Common Shares of the Trust. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
The Custodian
The Trust's securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company (“Custodian”). Its principal office is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.
The Distributor
Pursuant to the terms of a distribution agreement (“Distribution Agreement”), Voya Investments Distributor, LLC will act as the Trust's distributor for the optional cash investments under the Trust's Shareholder Reinvestment Program and for privately negotiated transactions. The Distribution Agreement provides that the Distributor does not receive
25

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

compensation or commissions from the Trust for such services. In addition, no fees or commissions will be paid by the Trust or its shareholders in connection with the reinvestment of dividends and capital gains distributions. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of Voya Investments. See “Distributor” in the SAI.
The Trust bears the expenses of issuing the Common Shares. These expenses include, but are not limited to, the expense of preparation and printing of the Prospectus and SAI, the expense of counsel and independent registered public accounting firm, and others.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
26

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy
Income dividends are declared and paid monthly. Income dividends consist of interest accrued and amortization of fees earned, less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to the Adviser. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to shareholders of record on the 10th day of the following month (unless it is a holiday, in which case the next business day is the record date). Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with tender offers or other portfolio transactions may reduce the dividend yield.
Capital gains, if any, are declared and paid annually. Because the Trust currently has capital loss carryforwards, it is not anticipated that distributions of net realized capital gains, which may be short- or long-term, will be made for the foreseeable future.
Dividend Reinvestment
Unless you instruct the Trust to pay you dividends in cash, dividends and distributions paid by the Trust will be reinvested in additional Common Shares of the Trust. You may request to receive dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Voya's Shareholder Services Department at 1-800-336-3436.
27

PLAN OF DISTRIBUTION

Shareholder Reinvestment Program
The following is a summary of the Shareholder Reinvestment Program (“Program”). Shareholders are advised to review a fuller explanation of the Program contained in the Trust's SAI.
Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends (“Dividends”) in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.
The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.
Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the Transfer Agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.
Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to the Transfer Agent, the Program administrator. The Transfer Agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, see “Dividends and Distributions.”
In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.
Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.
The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.
Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting Voya's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.
The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares
28

PLAN OF DISTRIBUTION (continued)

issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash as a discount, the shareholder’s basis in the shares will be the price he or she paid.
Additional information about the Program may be obtained by contacting Voya's Shareholder Services Department at 1-800-336-3436.
Privately Negotiated Transactions
The Common Shares may also be offered pursuant to privately negotiated transactions between the Trust and the Distributor and specific investors. Generally, such investors will be sophisticated institutional investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.
Common Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust's Common Shares; or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust's Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front end sales load of up to 3% paid to or retained by a third party broker-dealer through which such transaction may be effected.
Use of Proceeds
It is expected that 100% of the net proceeds of Common Shares issued pursuant to the Program and privately negotiated transactions will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies within a period of three months. Pending investment in Senior Loans, all or a material portion of the proceeds will be used to pay down the Trust's outstanding borrowings under its credit facilities. See “Investment Objective and Policies - Policy on Borrowing.”
As of [June 12, 2015], the Trust had $[ ] million in outstanding borrowings under one credit facility. The interest rate on the Trust's borrowings through this credit facility is LIBOR +0.95% and the maturity date of such borrowings is [ ]. By paying down the Trust's borrowings, the Trust can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Trust will reborrow amounts previously repaid and invest such amounts in additional Senior Loans.
29

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 2, 1987, as amended (“Declaration of Trust”). The Board is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust's performance.
The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, without par value, all of which were initially classified as Common Shares. The Declaration of Trust also authorizes the creation of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, without par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the shareholders. The following table shows the number of: (i) shares authorized; (ii) shares held by the Trust for its own account; and (iii) shares outstanding, for each class of authorized securities of the Trust as of [June 12, 2015].
Title of Class	Number Authorized	Number Held By the Trust for its Own Account	Number Outstanding
Common Shares	unlimited	0	[ ]
The Common Shares outstanding are fully paid and nonassessable by the Trust. Holders of Common Shares are entitled to share equally in dividends declared by the Board payable to holders of Common Shares and in the net assets of the Trust available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding Preferred Shares and, upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. Under the rules of the NYSE applicable to listed companies, the Trust is required to hold an annual meeting of shareholders in each year. If the Trust is converted to an open-end investment company or if for any other reason Common Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust does not intend to hold annual meetings of shareholders.
The Trust is responsible for paying the following expenses, among others: the fees payable to the Adviser; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Adviser and affiliated entities in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel, legal counsel to the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing Common Shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its Common Shares with the SEC, including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing reports, proxy statements, and prospectuses to shareholders; fees for independent loan pricing services; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.
Under Massachusetts law, shareholders, including holders of Preferred Shares could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability based solely on his or her being or having been a shareholder of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification, out of Trust property, for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.
30

DESCRIPTION OF THE TRUST (continued)

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under “Description of the Capital Structure - Preferred Shares.”
Shareholders are entitled to one vote for each share held. The Common Shares and Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders and, in such event, the holders of the remaining shares of Common Shares and Preferred Shares will not be able to elect any of such Trustees.
So long as any Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of, or other distributions from, the Trust, unless at the time of such declaration: (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid; and (ii) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.
The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.
The Declaration of Trust further provides that obligations of the Trust are not binding upon Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any neglect or wrongdoing of any officer, agency, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Conversion to Open-End Fund
The Trustees may at any time propose conversion of the Trust to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Trust's outstanding Common Shares and Preferred Shares voting together as a single class and a majority of the outstanding Preferred Shares voting as a separate class on such conversion. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding Preferred Shares, which would eliminate the leveraged capital structure of the Trust with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Trust's inability to redeem the Preferred Shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Trust is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption and its shares would no longer be listed on the NYSE. If the Trust were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Trust could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.
31

DESCRIPTION OF THE TRUST (continued)

Repurchase of Common Shares
In recognition of the possibility that the Trust's Common Shares may trade at a discount to their NAV, the Trust may, from time to time, take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its Common Shares in the open market or by tendering its Common Shares at NAV. So long as any Preferred Shares are outstanding, the Trust may not purchase, redeem, or otherwise acquire any Common Shares unless: (i) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption, or other acquisition; and (ii) at the time of such purchase, redemption, or acquisition, asset coverage requirements set forth in the Declaration of Trust and the Trust's Certificate of Designation for Preferred Shares are met. Repurchases of Common Shares may result in the Trust being required to redeem Preferred Shares to satisfy asset coverage requirements.
Fundamental and Non-Fundamental Policies of the Trust
The investment objective of the Trust, certain policies of the Trust specified herein as fundamental, and the investment restrictions of the Trust described in the SAI are fundamental policies of the Trust and may not be changed without a majority vote of the shareholders of the Trust. The term majority vote means the affirmative vote of: (i) more than 50% of the outstanding shares of the Trust; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less. All other policies of the Trust may be modified by resolution of the Board.
32

DESCRIPTION OF THE CAPITAL STRUCTURE

Common Shares
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, without par value. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.
Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Trust, unless at the time of such declaration: (i) all accrued dividends on Preferred Shares or accrued interest on borrowings have been paid; and (ii) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares. In addition to the requirements of the 1940 Act, the Trust would be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See “Description of the Capital Structure - Preferred Shares.”
Borrowings
The Trust's Declaration of Trust authorizes the Trust, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Trust's assets. See “Risk Factors and Special Considerations.”
Preferred Shares
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including Preferred Shares as may be authorized from time to time by the Trustees, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding Preferred Shares. The Preferred Shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and would be set forth in the Trust's Certificate of Designation establishing the terms of the Preferred Shares.
Any decision to offer Preferred Shares is subject to market conditions and to the Board and the Adviser's or Sub-Adviser's continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shares described in this Prospectus for long-term investors. The terms of the Preferred Shares will be determined by the Board in consultation with the Adviser or Sub-Adviser (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes a Preferred Shares offering.
Under the 1940 Act, the Trust is permitted to have outstanding, more than one series of Preferred Shares as long as no single series has priority over another series nor holders of Preferred Shares have pre-emptive rights to purchase any other Preferred Shares that might be issued.
The Preferred Shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Trust, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.
33

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state, and local tax consequences to them of investing in the Trust.
The Trust will distribute all or substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. Although the Trust will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long a shareholder has held the Trust's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Common Shares. For example, if the Trust designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.
Dividends from the Trust are not expected to be eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stocks. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Dividends declared by the Trust in October, November, or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.
If a shareholder invests through a tax-advantaged account such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules and shareholders should consult a tax adviser about investment through a tax-advantaged account.
There may be tax consequences to a shareholder if the shareholder sells the Trust's Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Any capital loss incurred on the sale or exchange of Trust shares held for six months or less will be treated as long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption, or exchange of shares of the Trust may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Shareholder Reinvestment Program. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
As with all investment companies, the Trust may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Trust with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Trust shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Trust and not through a financial intermediary, the Trust will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
34

MORE INFORMATION ABOUT THE TRUST

Legal Matters
The validity of the Common Shares offered hereby will be passed upon for the Trust by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston MA 02199-3600, counsel to the Trust.
Independent Registered Public Accounting Firm
[KPMG LLP] serves as the independent registered public accounting firm for the Trust. The principal address of [KPMG LLP] is Two Financial Center, 60 South Street, Boston, Massachusetts 02111.
Registration Statement
The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, relating to the Common Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed therein.
35

STATEMENT OF ADDITIONAL INFORMATION - Table of Contents

Page
Change of Name
Investment Objective
Investment Restrictions
Additional Information About Investments and Investment Techniques
Management of the Trust
Code of Ethics
Proxy Voting Procedures
Control Persons and Principal Holders of Securities
Investment Management and Other Service Providers
Adviser
Sub-Adviser
Distributor
Shareholder Reinvestment Program
Portfolio Transactions
Portfolio Turnover Rate
Net Asset Value
Federal Taxation
Advertising and Performance Data
General Information
Custodian
Legal Counsel
Independent Registered Public Accounting Firm
Financial Statements
Appendix A	A-1
36

Voya Prime Rate Trust - 25,000,000 Common Shares of Beneficial Interest
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-336-3436
TRUST ADVISORS AND AGENTS

Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Sub-Adviser
Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
[KPMG LLP]
Two Financial Center
60 South Street
Boston, MA 02111
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston MA 02199-3600
Institutional Investors and Analysts
Call 1-800-336-3436
The Trust has not authorized any person to provide you with any information or to make any representations other than those contained in this Prospectus in connection with this offer. You should rely only on the information in this Prospectus or other information to which we have referred you. This Prospectus is not an offer to sell, or the solicitation of any offer to buy, any security other than the Common shares offered by this Prospectus; nor does it constitute an offer to sell, or a solicitation of any offer to buy, the Common shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this Prospectus or any sale made pursuant to this Prospectus does not imply that the information contained in this Prospectus is correct as of any time after the date of this Prospectus. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented.
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Trust's SEC file number. The file number is as follows:
1940 Act File No.	811-05410
PRO-PL1F-25M	(0615-063015)

STATEMENT OF ADDITIONAL INFORMATION
June 30, 2015
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-336-3436
This Statement of Additional Information (“SAI”) contains additional information about the Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated June 30, 2015, as supplemented or revised from time to time. The Fund’s financial statements for the fiscal year ended February 28, 2015, including the independent registered public accounting firm’s report thereon, are incorporated into this SAI by reference. The Fund’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting our website at www.voyainvestments.com.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in the Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for the Fund, as described herein
ETF: Exchange Traded Fund
Expense Limitation Agreement: The Expense Limitation Agreement(s) for the Fund, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC or “Freddie Mac”: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of the Fund: February 28
Fitch: Fitch Ratings
FNMA or “Fannie Mae”: Federal National Mortgage Association
Fund: One or more of the investment management companies listed on the front cover of this SAI
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Fund
Investment Management Agreement: The Investment Management Agreement for the Fund, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
Market Close: Any day on which the NYSE is open for business, but not later than close of regular trading
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for the Fund
REIT: Real Estate Investment Trust
RIC: A “Regulated Investment Company,” pursuant to the Code

S&L: Savings & Loan Association
S&P: Standard & Poor’s Ratings Services
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Fund, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for the Fund, as described herein
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which the Fund may invest
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments or DSL
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investments: Voya Investments, LLC (formerly, ING Investments, LLC)
Adviser: Unless otherwise stated, Voya Investments, LLC or Voya Investments
The Trust: Voya Prime Rate Trust

HISTORY OF the Trust
The Trust changed its name from Pilgrim Prime Rate Trust to Pilgrim America Prime Rate Trust in April 12, 1996, and then changed its name back to Pilgrim Prime Rate Trust on November 16, 1998. Effective March 1, 2002, the Trust changed its name to ING Prime Rate Trust. Effective May 1, 2014, the Trust changed its name to Voya Prime Rate Trust.

SUPPLEMENTAL DESCRIPTION OF Fund INVESTMENTS AND RISKS
Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies, and restrictions, are described in the Prospectuses under “Investment Objective and Policies.” Additional information concerning certain of the Fund’s investments and investment techniques is set forth below.
Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include swaps, options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing return, hedging certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. In February 2012, the CFTC adopted regulatory changes that impact the Fund by subjecting the Fund’s adviser to registration with the CFTC as a CPO of the Fund, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens where CPO registration is required for an adviser. Compliance with these additional CFTC regulatory requirements may increase Fund expenses.
Equity Securities
In connection with its purchase or holding of interests in loans, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Fund will acquire such interests only as an incident to the intended purchase or ownership of loans or in connection with a reorganization of a borrower or its debt. The Fund normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Fund’s net assets (plus borrowings for investment purposes) that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.
Interest Rates and Portfolio Maturity
Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is London Inter-Bank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the Prime Rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Adviser and Sub-Adviser believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.
Loans in which the Fund invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which the Fund can invest is one year. The maximum maturity on any loan in which the Fund can invest is ten years. The Fund’s portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of ninety (90) days or less, although the time may exceed 90 days. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.
In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, reset as the applicable reset period reaches its next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after such reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after such reset date.
During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund’s Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.
Market interest rate changes may also cause the Fund’s NAV to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.
Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.
Interest Rate Hedging Transactions
The Fund has the ability, pursuant to its investment objective and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Fund’s portfolio; to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Fund owns or anticipates purchasing at a later date; or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund’s portfolio. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging techniques described below.
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount, referred to as the ”notional” principal amount, for an obligation to make fixed-rate payments. For example, the Fund may seek to shorten the effective interest rate re-determination period of a Senior Loan in its portfolio that has an interest rate re-determination period of one year. The Fund could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such an event, the Fund would consider the interest rate re-determination period of such Senior Loan to be the shorter period.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps, or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund or to the extent the purchase of swaps, caps, or floors would be inconsistent with the Fund’s other investment restrictions.
The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by Voya Investments. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund’s rights as a creditor. The Fund will not treat swaps covered in accordance with applicable regulatory guidance as senior securities.
The swap, cap, and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser or Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund’s portfolio securities and depends on the Adviser’s or Sub-Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser’s or Sub-Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.
Lease Participations
Senior Loans that the Fund may acquire include participation interests in lease financings (“Lease Participations”) where the collateral quality, credit quality of the borrower, and the likelihood of payback are believed by the Adviser or Sub-Adviser to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.
The credit quality standards and general requirements that the Fund applies to Lease Participations including collateral quality, the credit quality of the borrower and the likelihood of payback are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR, or Prime Rate in order to be eligible for investment.
The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the non-cancelable obligation of the lessee and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Fund may invest in lease financings only if the Lease Participation meets these banking law requirements.
Lending Loan Interests and Other Portfolio Instruments
To generate additional income, the Fund may lend its portfolio securities, including interests in Senior Loans, in an amount equal to up to 33 1/3% of the Fund’s total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Adviser or Sub-Adviser. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.
The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned; (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is marked-to-market on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser or Sub-Adviser to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser or Sub-Adviser, and will be considered in making decisions with respect to the lending of portfolio instruments.
The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund’s rights as a creditor. However, the loans will be made only to firms deemed by the Adviser or Sub-Adviser to be of good financial standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.
Originating Senior Loans – Reliance on Agents

The Fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating Senior Loans. However, the Fund has not acted as agent or co-agent on any loans, and has no present intention of doing so in the future. An agent for a loan is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.
Lenders generally rely on the agent to collect their portion of the payments on a Senior Loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.
When the Fund is an agent, it has as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to lenders, if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or relating collateral therefore, frequently require the unanimous vote or consent of all lenders affected.
Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against the Fund for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.
In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.
The loan agreements in connection with Senior Loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.
Additional Information on Senior Loans
Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to ensure its ability to satisfy such demands by segregating sufficient assets in high-quality, short-term liquid investments or by sufficiently maintaining unused borrowing capacity.
The Fund believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. The Fund may incur additional credit risk; however, when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. However, in acquiring loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated “BBB” or better by S&P or “Baa” or better by Moody’s, or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least “A-1” by S&P or “P-1” by Moody’s. In the absence of such rated long-term debt or rated commercial paper, the Fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Adviser under the supervision of the Trustees. The Fund also diversifies its portfolio with respect to lenders from which the Fund acquires loans. (See, “ Fundamental Investment Restrictions.”)
Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund’s portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds Senior Loans to maturity unless it becomes necessary to sell them to adjust the Fund’s portfolio in accordance with the Adviser’s or Sub-Adviser’s view of current or expected economic or specific industry or borrower conditions.
Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.
Because interest rates paid on these Senior Loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio. (See, “Portfolio Transactions.”)
Under a Senior Loan, the borrower generally must pledge as collateral, assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stocks in its subsidiaries, trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stocks in a borrower or its affiliates. However, there is no assurance that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.
Loan Participation and Assignments
The Fund’s investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors; however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.
The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.
Cyber Security Issues
The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While the Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.
Other Investments
Assets not invested in Senior Loans will generally consist of other instruments, including loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans (up to a maximum of 5% of the Fund’s total assets); tranches of floating rate asset-backed securities, including structured notes, short-term debt securities, with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, the federal funds rate or LIBOR); and equity securities acquired in connection with investments in loans. Short-term debt instruments may include: (i) commercial paper rated A-1 by S&P or P-1 by Moody’s, or of comparable quality as determined by the Adviser or Sub-Adviser; (ii) certificates of deposit, bankers’ acceptances, and other bank deposits and obligations; and (iii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal circumstances, the Fund may invest in cash and/or short-term instruments. During periods when, in the judgment of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or in short-term debt instruments.
Repurchase Agreements
The Fund has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements if the asset which is the subject of the repurchase is a loan. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book Entry System. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund only enters into repurchase agreements with highly-rated, large financial institutions. The Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.
Reverse Repurchase Agreements
The Fund has the ability, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is a contract under which the Fund may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Fund and as such, are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return but at the same time increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the reverse repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund’s books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund’s ability to dispose of the underlying securities.
Other Investment Companies
An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.
The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. For so long as shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees, the Fund bears directly in connection with its own operation, the Fund would also bear its pro-rata portions of each other investment company’s advisory and operational expenses.
When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

PORTFOLIO TURNOVER
A change in securities held in a Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
The Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Fund’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
To the extent the Fund invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.
There is no limitation on the percentage of the Fund’s total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale and to the extent the Fund invests in such instruments, the Fund’s portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the NAV of the Fund in the event of the voluntary or involuntary liquidation of its assets.
Unless otherwise stated, with respect to the Fund’s concentration policy the Adviser uses the Global Industry Classification Standards and Bloomberg L.P. to determine industry concentration.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
As a matter of fundamental policy, the Fund will not:
1.	issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of: (i) entering into certain interest rate hedging transactions; (ii) entering into reverse repurchase agreements; (iii) borrowing money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief provided by the SEC; or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities;
2.	invest more than 25% of its total assets in any industry;
3.	invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets;
4.	make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue, except that up to 25% of the Fund’s total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Fund will consider the borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a Senior Loan) to be an issuer of the Senior Loan;

5.	act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans;
6.	purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options;
7.	make loans of money or property to any person, except that the Fund: (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements;
8.	purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or
9.	make investments on margin or hypothecate, mortgage, or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 331/3% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Fund’s total assets (including, with respect to borrowings, the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).
With regard to paragraph number 2 above, the Fund will consider the borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan.
DISCLOSURE OF the Fund’s PORTFOLIO SECURITIES
The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.
In addition, the Fund posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter.
The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
The Fund also compiles a list of its ten largest (“Top Ten”) holdings. This information is made available on Voya’s website ten calendar days following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute the Fund’s Common Shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Fund’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:
•	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Fund regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of a Fund;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Fund than is posted on the Fund’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Fund;
•	to service providers, on a daily basis, in connection with their providing services benefiting a Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action service providers;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•	to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.
In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.
The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, Sub-Adviser, Principal Underwriter, or any affiliated person of the Fund, its Adviser, or its Principal Underwriter, on the other. These Policies authorize the Fund’s Adviser or its affiliates to implement the Board’s Policies and direct the Adviser or its affiliates to document the expected benefit to shareholders. Among other considerations, the Adviser or its affiliates are directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders. Similarly, the Adviser or its affiliates are directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, Principal Underwriter, and their affiliates.
The Board has authorized the senior officers of the Adviser or its affiliates to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Adviser or its affiliates report quarterly to the Board regarding the implementation of the Policies.
The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:
Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds line of credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None
All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving any Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by a Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Massachusetts.
The Board governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.
Set forth in the table below is information about each Trustee of the Fund.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 54	Trustee	October 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	158	DSM/Dentaquest, Boston MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 74	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991– July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 73	Trustee	October 2007 – Present	Retired.	158	First Marblehead Corporation (September 2003 – Present).
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	May 2013 – Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	January 2005 – Present	Retired.	158	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 64	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 69	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	158	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person”
Shaun Mathews[3] 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Trustee	June 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC, (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).
1	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent

Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2015.
3	Mr. Mathews is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Daniel A. Norman 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Senior Vice President Treasurer	April 1995 - Present	Senior Vice President and Group Head, Voya Investment Management Co. LLC (January 2000 – Present)
William H. Rivoir III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 64	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President, Voya Investment Management Co. LLC (January 2004 – Present)
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Jeffrey A. Bakalar 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Senior Vice President	November 1999 - Present	Senior Vice President and Group Head, Voya Investment Management Co. LLC (January 2000 – Present)
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Elliot A. Rosen 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Senior Vice President	May 2002 - Present	Senior Vice President, Voya Investment Management Co. LLC (February 1999 – Present)
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 – Present); Vice President, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Sara Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 – Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Vice President	November 1997 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Vice President	March 2006 - Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 46	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
1	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees
The Trust and the Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and the Fund to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eleven (11) members, ten (10) of whom are independent or disinterested persons, which means that they are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 24 registered investment companies (with a total of approximately 158 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of five (5) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2015. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended February 28, 2015.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.
The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended February 28, 2015. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.

The Committees held two (2) such additional joint meetings during the fiscal year ended February 28, 2015.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all ten (10) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.
The Contracts Committee held six (6) meetings during the fiscal year ended February 28, 2015.
On January 23, 2014, the Board established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee. The Contracts Sub-Committee consisted of seven (7) Independent Trustees. The following Trustees served as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler served as the Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee held five (5) meetings during the fiscal year ended February 28, 2015.
On January 22, 2015, the Board discontinued the Contracts Sub-Committee, at which point it was determined that the activities performed by the Contracts Sub-Committee would be performed by the Contracts Committee.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. The Fund is monitored by the Investment Review Committees, as indicated below. Each committee is described below.
	Joint IRC	DE IRC	I/B/F IRC
Voya Prime Rate Trust	X
The Joint IRC currently consists of ten (10) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC was established on January 23, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held six (6) meetings during the fiscal year ended February 28, 2015.
The DE IRC currently consists of five (5) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin, and Messrs. Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the DE IRC. The DE IRC currently meets regularly six (6) times per year. The DE IRC held six (6) meetings during the fiscal year ended February 28, 2015.
The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, Kenny, and Mathews. Ms. Chadwick currently serves as the Chairperson of the I/B/F IRC. The I/B/F IRC currently meets regularly six (6) times per year. The I/B/F IRC held six (6) meetings during the fiscal year ended February 28, 2015.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended February 28, 2015.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust and the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust. based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience;

other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s DE IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s I/B/F IRC since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 1998. Dr. DePrince was a professor of Economics and Finance at Middle Tennessee State University since 1991, and retired in July, 2014. He continued to hold a position with the university under a post-retirement contract until December 31, 2014. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002. He has presented research papers at numerous academic conferences and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, investment strategies, and commercial bank performance.
Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the the Trust’s Audit Committee since January 1, 2015. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans), Tufts Health Plan (health insurance), and the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.
Russell H. Jones has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts

Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.
Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.
Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002. He also has served as the Chairperson of the Trust’s Board of Trustees from 2007 – January 21, 2014 and, prior to that, as the Chairperson of the Trust’s Contracts Committee and the DE IRC. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000.
On January 22, 2015, the Board again amended the Ownership Policy (the “Amended Ownership Policy”) to require the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.

The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
As of December 31, 2014, all Independent Trustees were in compliance with the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Fund Equity Ownership Positions
The following table sets forth information regarding each Trustee's ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2014.
Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch
Voya Prime Rate Trust	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]	Over $100,000

Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent
Voya Prime Rate Trust	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	Over $100,000 Over $100,000[1]
1	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.
Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of the Fund’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies) as of December 31, 2014.
Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A
Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2015, the Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receive an additional annual retainer of $30,000 $30,000 $65,000 $25,000 $25,000, $25,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
Prior to January 1, 2015, the Fund paid each Trustee who was not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. J. Michael Earley (former Board member, retired December 31, 2014), Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs.  Jones, and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Fund’s Adviser regarding compensation of Trustees by the Fund and other funds managed by the Adviser and its affiliates for the fiscal year ended February 28, 2015. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.
Fund	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley[1]
Voya Prime Rate Trust	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees

Fund	Aggregate Compensation
	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent
Voya Prime Rate Trust	[ ]	[ ]	[ ]	[ ]	[ ]
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees
CODE OF ETHICS
The Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Code of Ethics prohibits short-term trading of a Fund’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund’s Adviser or its affiliates and to report all transactions on a regular basis.
The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is available on the SEC’s website at www.sec.gov and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at the address listed above.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Trustee and Officer Holdings
As of [TBD], the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s outstanding Common Shares.
Principal Shareholders
As of [TBD], to the best knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding Common Shares of the Fund except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Prime Rate Trust	[ ]	[ ]	[ ]%	[ ]%
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities.
The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available online at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.
ADVISER
The investment adviser for the Fund is Voya Investments, LLC (“Voya Investments” or “Adviser”). The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio.
The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries.
Investment Management Agreement

The Adviser serves pursuant to an investment management agreement (“Investment Management Agreement”) between the Adviser and the Trust on behalf of the Fund. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Adviser (i) provides general investment advice and guidance with respect to the Fund and provides advice and guidance to the Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of the Fund’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of the Fund and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of the Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of the Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Fund’s assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no sub-adviser is engaged to manage the assets of such Fund.
In addition, effective May 1, 2015, the Adviser acts as a liaison among the various service providers to the Fund, including, among others, the custodian and portfolio accounting agent. The Adviser also reviews the Fund for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.
Limitation of Liability
The Adviser is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board; (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Fund; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO. The Adviser pays the fees of the Sub-Adviser.
Prior to May 1, 2015, the Fund paid separate Investment Management and Administrative Services fees. On March 12, 2015, the Board approved a new Investment Management Agreement that combines the former Investment Management Agreement and Administrative Services Agreement under one combined Investment Management Agreement with a single management fee. This single management fee does not exceed the former combined investment management and administrative services fee rates for the Fund and there was no change to the investment management or administrative services provided to the Fund.
As compensation for its services, the Fund pays its Adviser, expressed as an annual rate, a fee equal to the following as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective May 1, 2015, the Adviser receives an annual management fee, payable monthly, in an amount equal to 1.05% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). This definition includes the assets acquired through the Fund’s use of leverage.
Total Investment Management Fees Paid by the Fund
During the past three fiscal years, the Fund paid the following investment management fees to its Adviser.
Fund	February 28,
	2015	2014	2013
Voya Prime Rate Trust
Management Fee (Prior to May 1, 2015)	[ ]	$10,245,189	$9,685,176
Administrative Services Fee (Prior to May 1, 2015)		$3,201,622	$3,026,618
Management Fee including Administrative Services (effective May 1, 2015)	None	None	None
EXPENSES
The Fund’s assets may decrease or increase during its fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with the Fund pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Fund do not exceed the amount specified in that Fund’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). In addition, expense limitations do not extend to investor relations services. Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement if such recoupment can be achieved without exceeding the expense limit in effect at the time of the recoupment. The Adviser, Distributor, or Sub-Adviser, as applicable, will only be reimbursed for the fees waived or expenses assumed after the effective date of the expense limitation.
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser, Administrator and Distributor for the last three fiscal years.
NET FUND FEES WAIVED AND/OR REIMBURSED
Fund	February 28,
	2015	2014	2013
Voya Prime Rate Trust	[ ]	[ ]	[ ]
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to the Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and the Adviser, a continuous investment program for the Fund and determines the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Fund; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of the Fund’s average daily Managed Assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.
Sub-Adviser	Annual Sub-Advisory Fee
Voya Investment Management Co. LLC (“Voya IM”)	0.3600%
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years.
Fund	February 28,
	2015	2014	2013
Voya Prime Rate Trust	[ ]	$4,610,335	$4,358,337
Portfolio Management
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of February 28, 2015:
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey A. Bakalar	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Daniel A. Norman	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
1	[16] of these accounts with total assets of $[ ] have performance-based advisory fees.
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Fund, Voya IM has defined S&P's/Loan Syndications and Trading Association Leveraged Loan Index as the benchmark index for the investment team.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of February 28, 2015, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Portfolio Manager	Dollar Range of Fund Shares Owned
Jeffrey A. Bakalar	[$50,001-$100,000]
Daniel A. Norman	[Over $100,000]
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for the Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Common Shares of the Fund are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use reasonable efforts to distribute the Common Shares, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement. The Distributor does not receive compensation for providing services under the Distribution Agreement.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty.

The Common Shares will only be sold on such days as shall be agreed to by the Fund and the Distributor. The public offering price per Common Share is determined in accordance with the Fund’s Prospectus. In no event will the public offering price be less than the current net asset value per Share (the “Minimum Price”). The Fund and the Distributor will suspend the sale of Common Shares if the per share price of the Common Shares is less than the Minimum Price.
Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.
In connection with the sale of the Common Shares on behalf of the Fund, the Distributor may be deemed to be an underwriter within the meaning of the 1940 Act. As described below, the Distributor also serves as distributor for the Fund in connection with the sale of Common Shares pursuant to privately negotiated transactions and pursuant to optional cash investments. In addition, the Distributor provides administrative services in connection with a separate at-the-market offering of the Fund’s Common Shares. The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of: (i) the sale of all Common Shares subject thereto; or (ii) termination of the Distribution Agreement.
OTHER SERVICE PROVIDERS
Custodian
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 serves as custodian for the Fund.
The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian does not participate in determining the investment policies of a Fund, in deciding which securities are purchased or sold by a Fund or in the declaration of dividends and distributions. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
Independent Registered Public Accounting Firm
[ ] serves as an independent registered public accounting firm for the Fund. [ ] provides audit services and tax return preparation services. [ ] is located at [ ].
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.
Transfer Agent, Dividend Disbursing Agent, and Registrar
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent, dividend disbursing agent, and registrar for the Common Shares of the Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent, dividend disbursing agent and registrar, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
PORTFOLIO TRANSACTIONS
The Fund will generally have at least 80% of its net assets (plus borrowings for investment purposes) invested in Senior Loans. The remaining assets of the Fund will generally consist of loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada, unsecured floating rate loans, notes, and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; short-term debt securities; and equity securities incidental to investment in loans. The Fund will acquire Senior Loans from and sell Senior Loans to commercial and investment banks, insurance companies, finance companies, and other investment companies and private investment funds. The Fund’s interest in a particular Senior Loan will terminate when the Fund receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling investments in the secondary market include processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.
To the extent the Fund invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Fund are used.
The Adviser or the Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Management Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for the Fund, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or a Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services, (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities, and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Fund or any of the Funds. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to the Fund. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.
Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc. the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for portfolio transactions, and neither a Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. The Fund, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Funds and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
No brokerage commissions were paid by the Fund for the last three fiscal years.

Securities of Regular Broker-Dealers
During the most recent fiscal year, the Fund acquired no securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.
SHAREHOLDER REINVESTMENT PROGRAM
The Trust maintains a Shareholder Reinvestment Program (“Program”), which allows participating shareholders to reinvest all dividends and capital gain distributions (“Dividends”) in additional Common Shares of the Trust. The Program also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month. Common Shares may be issued by the Trust under the Program only if the Trust’s Common Shares are trading at a premium to NAV. If the Trust’s Common Shares are trading at a discount to NAV, Common Shares purchased under the Program will be purchased on the open market.
If the market price (the volume-weighted average sales price, per share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg’s AQR screen) plus estimated commissions for Common Shares of the Trust is less than the NAV on the Valuation Date (defined below), BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) will purchase Common Shares on the open market through a bank or securities broker as provided herein. Open market purchases may be effected on any securities exchange on which Common Shares of the Trust trade or in the over-the-counter market. If the Market Price, plus estimated commissions, exceeds the NAV before the Transfer Agent has completed its purchases, the Transfer Agent will use reasonable efforts to cease purchasing Common Shares, and the Trust shall issue the remaining Common Shares. If the Market Price, plus estimated commissions, is equal to or exceeds the NAV on the Valuation Date, the Trust may issue the Common Shares to be acquired by the Program. The Valuation Date is a date preceding the DRIP Investment Date (as defined in the Program) and OCI Investment Date (as defined in the Program), on which it is determined, based on the Market Price and NAV of Common Shares of the Trust, whether the Transfer Agent will purchase Common Shares on the open market or the Trust will issue the Common Shares for the Program. The Trust may, without prior notice to participants, determine that it will not issue new Common Shares for purchase pursuant to the Program, even when the Market Price plus estimated commissions equals or exceeds NAV, in which case the Transfer Agent will purchase Common Shares on the open market.
Common Shares issued by the Trust under the Program will be issued without incurring a fee. Common Shares purchased for the Program directly from the Trust in connection with the reinvestment of Dividends will be acquired on the DRIP Investment Date at the greater of: (i) NAV at the close of business on the Valuation Date; or (ii) the average of the daily Market Price of the shares during the DRIP Pricing Period, minus a discount of 5%. The DRIP Pricing Period for a dividend reinvestment is the Valuation Date and the prior Trading Day. A “Trading Day” means any day on which trades of the Common Shares of the Trust are reported on the NYSE.
Common Shares purchased directly from the Trust pursuant to optional cash investments will be acquired on an OCI Investment Date at the greater of: (i) NAV at the close of business on the Valuation Date; or (ii) the average of the daily Market Price of the shares during the OCI Pricing Period minus a discount, determined at the sole discretion of the Trust and announced in advance, ranging from 0% to 5%. The OCI Pricing Period for an OCI Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The discount for optional cash investments is set by the Trust and may be changed or eliminated by the Trust without prior notice to participants at any time. The discount for optional cash investments is determined on the last business day of each month. In all instances, however, the discount on Common Shares issued directly by the Trust shall not exceed 5% of the market price, and Common Shares may not be issued at a price less than NAV without prior specific approval of shareholders or of the Commission. Optional cash investments received by the Transfer Agent no later than 4:00 p.m. Eastern time on the OCI payment Due Date to be invested on the relevant OCI Investment Date.
Subject to the availability of Common Shares registered for issuance under the Program, there is no total maximum number of Common Shares that can be issued pursuant to the Program.
See “Federal Taxation - Distributions” for a discussion of the federal income tax ramifications of obtaining Common Shares under the Program.
Privately Negotiated Transactions
The Common Shares may also be offered pursuant to privately negotiated transactions between the Trust and the Distributor and specific investors. Generally, such investors will be sophisticated institutional investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.
Common Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust’s Common Shares; or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front end sales load of up to 3% paid to or retained by a third party broker-dealer through which such transaction may be effected.

FEDERAL TAXATION
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign, and other tax consequences of investing in the Fund.
Qualification as a Regulated Investment Company
The Fund has elected and intends to qualify to be taxed as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of net long-term capital losses, including net capital loss carryforwards) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a RIC must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.
In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or of one or more qualified publicly-traded partnerships.
In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount other than at the original issue) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund has elected to accrue market discount currently, in which case the Fund must include market discount in income and thus distribute it over the term of the debt obligation.
In general, investments by the Fund in zero-coupon or other securities issued with original issue discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the Fund holds the securities, even if the Fund receives no cash interest payments. This income will be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid federal income and excise taxes.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders, provided the shareholders meet certain holding period and other requirements in respect of the Fund’s shares.
If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.
Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount at least equal to the sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year; and any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the RIC during those years.
The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.
Hedging Transactions
The Fund has the ability, pursuant to its investment objective and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the RIC qualification requirements may limit the extent to which the Fund can engage in hedging transactions.

Under certain circumstances, the Fund may recognize gain from a constructive sale of an appreciated financial position. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.
Capital Loss Carryforwards
The Fund generally may carry capital losses in excess of capital gains (“net capital losses”) from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Net capital losses incurred in taxable years beginning after December 22, 2010 (“post-2010 losses”) are carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund may carry forward net capital losses incurred in a taxable year beginning on or before December 22, 2010 (“Pre-2011 losses”) for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses before it uses any pre-2011 losses. Capital loss carryforwards were the following as of February 28, [2015]:
	Amount	Character	Expiration Dates
Voya Prime Rate Trust	$(41,585,301.00)	Short-Term	2017
	$(125,812,939.00)	Short-Term	2018
	$(24,760,715.00)	Short-Term	2019
	$(14,998,121.00)	Long-Term	None
	$(207,157,076.00)		Total
Distributions
The Fund anticipates distributing all or substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction.
The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to individual shareholders at a maximum federal rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
The maximum individual rate applicable to distributions of qualified dividend income and net capital gain is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately report distributions of any qualifying net capital gain or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy more than a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rate.
Distributions by the Fund in excess of the Fund’s earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale of his shares, as discussed below.
Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
The Fund will be required in certain cases to withhold and remit to the U.S. Treasury at the current rate of 28% of all distributions and redemption proceeds payable to any shareholder if: (1) the shareholder fails to provide the Fund with a certified, correct identification number or other required certifications; (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect; (3) the IRS notifies the Fund that the shareholder failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sale of Common Shares
A shareholder will recognize gain or loss on the sale or exchange of shares of the Fund in an amount generally equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed (or deemed distributed) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Reinvestment Program) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.
Repurchases of Shares
As noted above, the Fund may take action to repurchase its shares. If a shareholder tenders all shares of the Fund that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange (see “Sale of Common Shares” above). If a shareholder tenders less than all of the shares of the Fund that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the shareholder’s basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.
Foreign Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends, in part, on whether the shareholder’s income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.
If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains. However, subject to certain limitations, dividends paid to certain foreign shareholders may be exempt from U.S. tax with respect to taxable years of the Fund beginning before January 1, 2015 (or a later date if extended by the U.S. Congress) to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. There is no assurance that Congress will extend the exemption.
If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.
In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. (See “Distributions.”)
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.
The Fund is generally required to withhold U.S. taxes (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether withholding is required.
Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.
Effect of Future Legislation; Other Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
Income and proceeds received by the Fund from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local, and foreign taxes, depending upon each shareholder’s particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.
Cost Basis Reporting
The IRS requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.
The available methods for reporting your cost basis include those set out in the chart below:
ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.
You may elect which method you want to use by notifying the Fund in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.
If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in the Fund’s annual shareholder report for the fiscal year ended February 28, 2015 and are incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A – PROXY VOTING PROCEDURES AND GUIDELINES
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PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS

VOYA INVESTMENTS, LLC

DIRECTED SERVICES LLC

Effective Date:  July 10, 2003

Revision Date:  March 13, 2015

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisers

Introduction

This document reflects the Proxy Voting Guidelines and Procedures (the “Guidelines,” the “Procedures” and collectively the “Guidelines and Procedures”) of the Voya funds (the “Funds”), and the Funds’ investment advisers, Voya Investments, LLC and Directed Services LLC (each referred to as the “Adviser” and collectively the “Advisers”).  Please see www.voyainvestments.com for the list of funds to which the Guidelines apply.

The investment advisers to the Funds have a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the Funds’ beneficial owners’ best interests by maximizing the value of their shares over the long-term.  The Fund’s investment advisers, in exercising their delegated authority, will abide by the Guidelines with regard to voting proxies.

The Guidelines summarize the Board’s (as defined below) positions on various issues of concern to investors, and give an indication of how Funds securities will be voted on proposals dealing with particular issues.

The Procedures summarize the processes established and abided by in order to effectively implement the Guidelines.

Delegation of Voting Authority

Boards of Directors/Trustees

The Boards of Directors/Trustees of the Voya funds (the “Board”) have developed these Guidelines and Procedures to ensure that proxies are voted in the Funds’ beneficial owners’ best interests.  The Board annually reviews and approves these Guidelines and Procedures, which may be amended only by the Board.  Review of these Guidelines and Procedures are at the Board’s discretion, and it may make any revisions it deems appropriate.  Non-material amendments to the Guidelines and Procedures may be approved for immediate implementation by the President or Chief Financial Officer of the Funds, subject to ratification at the next regularly scheduled Board’s Compliance Committee meeting.

Compliance Committee

The Board has delegated to its Compliance Committee the authority and responsibility to:

•                  oversee the implementation of these Guidelines and Procedures

•                  make determinations on behalf of the Board with respect to voting proxies on the Funds and Advisers’ behalf

•                  review and recommend changes to the proxy voting policies and procedures of the Funds, the Advisers and the sub-advisers, as applicable

The Board considers any proxy voting determination made by the Compliance Committee or any of its members as the Guidelines permit to be a good faith determination.  The Compliance Committee may rely on the Advisers through the Proxy Coordinator, Proxy Advisory Firm, and/or Proxy Group (as defined below) to manage the application of these Guidelines and Procedures.  Finally, the Compliance Committee will conduct itself in accordance with its charter.

Advisers

Voya Investments, LLC and Directed Services LLC are the investment advisers for the Funds.  Each Adviser has adopted the Guidelines and Procedures in connection with voting the portfolio securities for the Funds for which it serves as the Adviser.

The Board has delegated to the Advisers the authority and responsibility to vote all proxies with respect to all of the Funds’ portfolio securities in accordance with the Guidelines.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the

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responsibility of voting any Fund proxy or proxies as they deem appropriate.

The Board may elect to delegate proxy voting to a sub-adviser of the Voya funds and also approve the sub-adviser’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Adviser-Voted Fund”).  Sub-Adviser-Voted Funds are not covered under these Guidelines and Procedures, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by the Sub-Adviser’s proxy policies, provided that the Board has approved them on behalf of the Sub-Adviser-Voted Fund, and ratifies any subsequent changes at the next regularly scheduled Compliance Committee meeting.

Proxy Coordinator

As described below, the Voya Proxy Coordinator will vote proxies on behalf of the Funds and the Advisers in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

Advisers’ Roles and Responsibilities

Proxy Coordinator

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined below) and voting the Funds’ proxies in accordance with the Guidelines and Procedures on behalf of the Funds and the Advisers.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Guidelines and Procedures.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined below) or employees of the Advisers’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisers, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Board has approved retaining an independent proxy voting service (the “Proxy Advisory Firm”) to assist the Advisers in voting the Funds’ proxies of publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Proxy Advisory Firm is Institutional Shareholder Services Inc., a subsidiary of Vestar Capital Partners.

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines, as well as to vote and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The Advisers have established a Proxy Group (the “Proxy Group”) that assists in the review of the Proxy Advisory Firm’s recommendations when a proxy voting issue is referred to the Proxy Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisers’ discretion.

Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers are each referred to herein as an

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“Investment Professional” and collectively, “Investment Professionals”.  The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of Voya Investment Management (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest.

Proxy Voting Procedures

Proxy Group Oversight

As mentioned above, the Advisers have established the Proxy Group to assist in the review of the Proxy Advisory Firm’s recommendations.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via electronic mail.

A Proxy Group meeting will be held whenever:

•                  The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.

•                  The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.

•                  A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.

•                  The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•                  the relevant Guidelines and Procedures,

•                  the recommendation of the Proxy Advisory Firm, if any,

•                  the recommendation of the Investment Professional(s), if any,

•                  other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter

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submitted to a vote.  Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or if the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided the conflict of interest review process is followed.

Vote Determination and Execution

The Proxy Group receives and thoroughly reviews and evaluates the research and vote recommendations from the Proxy Advisory Firm prior to making a final voting decision.  The Board does not consider the Proxy Advisory Firm’s recommendations to be the ultimate decision.  The Board through the Proxy Group exercises its independent judgment when making a voting decision, and has developed these Guidelines to stipulate the final voting decision.

The Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Additionally, in all cases, unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisers, to vote in accordance with the Guidelines and Procedures.

Within-Guidelines Votes:  Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

In cases when an Investment Professional submits a recommendation, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest.

Out-of-Guidelines Votes:

•                  Votes Contrary to the Guidelines and Procedures

•                  Proxy Advisory Firm Does not Provide a Recommendation and the Guidelines do not provide voting instruction

•                  Proxy Advisory Firm’s Recommendation is Conflicted

A vote would be considered Out-of-Guidelines if the:

•                  Proxy Group or an Investment Professional recommends that a Fund vote contrary to the

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Guidelines and/or the recommendation of the Proxy Advisory Firm.

•                  Guidelines and Procedures provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter.

•                  Proxy Advisory Firm’s recommendation on a matter is considered to be materially conflicted.

A vote will not be deemed to be Out-of-Guidelines if the Investment Professional’s recommendation is contrary to the Guidelines and/or the Proxy Advisory’s Firm recommendation, and the Guidelines stipulate that primary consideration will be given to input from the Investment Professional.  Regardless, the Investment Professional must disclose in writing any potential conflict of interest or state they do not have a conflict of interest.  If the Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will be referred to the Compliance Committee for review as described in the Conflict of Interest section below.  The Proxy Group members will not be required to complete a Conflicts Report in connection with such votes, other than the conflict disclosure statement they are required to make prior to reviewing the proposal.

Routine Matters

Upon instruction, the Proxy Advisory Firm will submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when the Guidelines indicate “case-by-case.”  Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisers to vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is considered to be materially conflicted, in which case no action will be taken on the matter (i.e., a “Non-Vote”).

Non-Votes:  Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances

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including:

•                  The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.

•                  The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

•                  The Proxy Advisory Firm’s recommendation has been deemed to be conflicted.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

If Counsel considers the Proxy Advisory Firm’s recommendation to be materially conflicted on a matter, no action will be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as Counsel deemed appropriate with respect to the nature of the Proxy Advisory Firm’s material conflict.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisers, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

The Compliance Committee may consider all recommendations, analyses, research and Conflicts Reports the Proxy Coordinator provides and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Compliance Committee.  The Compliance Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator uses best efforts to timely refer matters to the Compliance Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Compliance Committee, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of the Guidelines and Procedures is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analyses, research, or Conflicts Reports provided.  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Compliance Committee, as applicable, will receive the Proxy Group’s primary consideration in making a vote

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determination.

As mentioned in the Reporting and Record Retention section below, the Compliance Committee will receive a report for proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not agreed to, or the proposal was referred to the Compliance Committee.

Conflicts of Interest

As a fiduciary, the Advisers always must act in the beneficial owners of the Funds’ best interests.  Therefore, the Board of Directors, Advisers, Proxy Coordinator, Proxy Group, Investment Professionals and others supporting these Guidelines and Procedures strive to avoid even the appearance of a conflict that may compromise the trust of the Funds’ beneficial owners.

Conflicts of interest can arise in situations where:

•                  The issuer is a vendor whose products or services are material to the Voya Funds, the Advisers or their affiliates.

•                  The issuer is an entity participating to a material extent in the distribution of the Voya Funds

•                  The issuer is a significant executing broker dealer;

•                  Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisers, or Director/ Trustee of the Board serves as a director or officer of the issuer; or,

•                  The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

A conflict of interest may exist when a relationship between the issuer and the party or parties reviewing the issuer could unduly influence a vote recommendation.  Therefore, as previously described, the Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

In the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the Funds, the Proxy Group member will advise the Proxy Coordinator.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory

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Firm, the Advisers, the Funds’ principal underwriters, affiliates of the Funds, members Proxy Group, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

If Counsel determines that a material conflict of interest does not appear to exist with respect a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group.

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist.

The Proxy Coordinator will refer the proposal to the Funds’ Compliance Committee for determination so that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy in a situation when such parties may have a conflict of interest.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•                  the applicable Guidelines and Procedures

•                  the Proxy Advisory Firm recommendation

•                  the Investment Professional(s)’s recommendation, if applicable

•                  any resources used by the Proxy Group in arriving at its recommendation

•                  Counsel’s findings

•                  Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator within two business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

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The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers established and maintain procedures to ensure the Advisers are voting the Funds’ proxies in accordance with the Funds’ beneficial owners’ best interest and the Guidelines.  Therefore, prior to engaging the services of any new proxy service and annually thereafter, the Proxy Coordinator, on behalf of the Advisers, will assess if the Proxy Advisory Firm:

•                  is independent from the Advisers

•                  has resources that indicate it can competently provide analysis of proxy issues

•                  can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners

•                  has adequate compliance policies and procedures to:

•                  ensure that its proxy voting recommendations are based on current and accurate information

•                  identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•                  If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.

•                  If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing

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Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•                  Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.

•                  In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.

•                  In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Guidelines and Procedures.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya funds’ website.  The proxy voting record for each Fund and each Sub-Adviser-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy

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voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.              Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;

2.              Voted Within Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;

3.              Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Adviser

The Adviser will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•                  A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.

•                  A record of each vote cast on behalf of a Fund.

•                  A copy of any Adviser-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.

•                  A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.

•                  A record of all recommendations from Investment Professionals to vote contrary to the Guidelines,

•                  All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisers’ office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

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Exhibit 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Kristin Lynch	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of November 12, 2014

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PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

General Policies

In cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, the Funds’ policy is to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm.

Further, the Funds’ policy is to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant company’s management or management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends

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voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•                  The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);

•                  The market standard is stricter than the Fund’s guidelines; or

•                  It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Reimburse Proxy Solicitation Expenses

Consider Shareholder proposals to reimburse proxy solicitation expenses on a CASE-BY-CASE basis; vote FOR if the Funds supports the associated director candidates.

Uncontested Proxies:

1-             The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support will be withheld from directors deemed responsible for governance shortfalls.  If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

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Independence

Determination of Independence

The Fund will leverage the Proxy Advisory Firm’s standards with respect to determining director independence.  These standards provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Although the Funds’ may agree with the Proxy Advisory Firm’s independence standards, such agreement shall not dictate that a Fund’s vote will be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards will apply only when the director’s level of independence can be ascertained based on available disclosure.  Note:  Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

Board Independence

The Funds’ policy is that a board should be majority independent or meet the applicable independence requirements of the relevant listing exchange.  Therefore, the Fund’s will consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board is not majority independent or does not meet the applicable independence requirements of the relevant listing exchange.

•                  WITHHOLD support from the fewest non-independent directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated.

•                  WITHHOLD support from all non-independent directors, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent directors standing for election.

•                  Vote FOR non-independent directors in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent directors based on the qualifications and contributions of the director as well as the Funds’ voting precedent for assessing relative independence to management (e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company).

•                  WITHHOLD support from non-independent director or bundled slates if the board’s independence cannot be ascertained due to inadequate disclosure.

•                  WITHHOLD support from bundled slates which include non-independent directors and where the board’s independence does not meet the applicable independence requirements of the relevant listing exchange

Consider non-independent directors on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, voting with Proxy Advisory Firm’s recommendation AGAINST such directors when few, if any, outside directors are present on the board AND:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls; and

•                  The directors have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

For companies in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including to WITHHOLD support from:

At all companies:

•                  The top executive(s) if the board does not include at least one outside director.

At companies with controlling shareholders:

•                  The top executive(s) if the board does not include at least two independent directors.

At companies with a three-committee structure:

•                  Non-independent outside directors if the board is not majority independent.

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•                  Non-independent directors serving on the nominating committee if the board does not include at least two independent directors.

However, vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency; i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

For companies in Italy presenting multiple slates of directors (voto di lista), WITHHOLD support from all slates until director names are disclosed, and upon disclosure, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or

•                  Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that:

•                  An unqualified candidate will not be supported simply to effect a “protest vote”;

•                  A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; and

•                  Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Key Committee Independence

WITHHOLD support from non-independent directors if:

•                  They sit on the audit or remuneration (compensation) committee,

•                  The full board serves as the audit or remuneration (compensation) committee, or

•                  The company does not have an audit or remuneration (compensation) committee.

WITHHOLD support from audit or remuneration (compensation) committee slates that include non-independent directors in the election.

Vote FOR non-independent directors who sit on the nominating committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR nominating committee slates that include non-independent directors in the election.

Vote FOR non-independent directors if the full board serves as the nominating committee OR has not created the committee, provided that the company is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Consider on a CASE-BY-CASE basis the non-independent directors if the company is not in compliance with all required provisions of the listing exchange.

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

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Shareholder Proposals Regarding Board/Key Committee Independence

Director Independence

Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Majority Independent Board

Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Increase Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence of the nominating committee be greater than that required by the listing exchange.

Board Composition

Attendance

WITHHOLD support from a director who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences.

Vote FOR in connection with attendance issues for directors who have served on the board for less than the two most recent years.

WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a CASE-BY-CASE basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Chairman / CEO

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Board Accountability

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee.  Therefore support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

The Funds generally will lodge disagreement with a company’s compensation policies or practices by withholding support from the relevant proposal rather than from the compensation committee members.  However, where applicable, votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis:

•                  Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (“say on pay”), and practices not supported under these Guidelines (provisions under Section 2. Compensation) have been identified, the Funds will align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Companies receiving negative recommendations on both

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compensation committee members and say on pay (or shareholders have not been provided with a say on pay) regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

•                  Say on pay responsiveness.  Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in the following:

•                  If the most recent say on pay vote received majority opposition and the company has not demonstrated an adequate level of responsiveness, WITHHOLD support from the compensation committee chair.

•                  If the most recent say on pay vote passed but received significant opposition, vote FOR the compensation committee members if a Fund voted FOR that say on pay or did not have voting rights on that proposal.  If a Fund voted AGAINST the say on pay and the company has not demonstrated an adequate level of responsiveness, vote WITHHOLD support from the compensation committee chair.

•                  If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•                  Say on frequency.  If the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•                  Tenure.  Vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

•                  Repricing.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, WITHHOLD support from such directors.  (Note:  cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                 Commitments.  Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.  However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

•                  Burn Rate Commitment.  If burn rate commitment issues are raised, consider compensation committee members on a CASE-BY-CASE basis, taking into account factors such as burn rate history and issuer’s rationale and disclosure.

•                  Other.  If the Proxy Advisory Firm has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

For all other markets, consider remuneration committee members on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from directors in connection with remuneration practices not otherwise supported by these Guidelines (provisions under Section 2. Compensation), including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the

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majority of the time period relevant to the concerns cited.

Consider the company’s CEO and CFO, if nominated as directors, and audit committee members on a CASE-BY-CASE basis if poor accounting practice concerns are raised.  Vote FOR if the company has not yet had a full year to remediate the concerns since the time they were identified or if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

WITHHOLD support from audit committee members if the company has failed to disclose auditors’ fees broken down by category.

WITHHOLD support from the relevant proposal (provisions under Section 3. Auditor Ratification) rather than from the audit committee members if there are concerns regarding a company’s non-audit fees.

Problematic Actions

When the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, consider on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure provided.

If the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on another board, vote FOR the director if the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

When the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Consider directors for whom scandals or internal controls concerns have been raised on a CASE-BY-CASE basis, supporting the directors or slates of directors unless:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the director is being considered;

•                  Culpability can be attributed to the director (e.g., director manages or audits the relevant function); and

•                  The director has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Anti-Takeover Measures

Consider on a CASE-BY-CASE basis any director responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.  WITHHOLD support from the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any directors where the company has failed to opt out of a state law requiring companies to implement a staggered board structure.  WITHHOLD support from the board chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors when the company:

•                  Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns); and

•                  Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or

•                  Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Performance Test for Directors

Consider directors failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  WITHHOLD support from the board

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chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors in cases where the directors have received a negative recommendation due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the company:

•                  Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or

•                  Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Sustained poor stock performance combined with other takeover defenses/ entrenchment devices will be considered on a CASE-BY-CASE basis.

Board Responsiveness

Consider on a CASE-BY-CASE basis any director where the company has failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.  WITHHOLD support from the board chair, or, if not standing for election, from all continuing directors, if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

If the board has not acted upon a director not receiving shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.  Vote FOR directors when:

•                  The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

•                  The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

If the above provisions have not been satisfied, WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider other directors on a CASE-BY-CASE basis.

Board—Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).  Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Board Size (International)

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard will be considered on a CASE-BY-CASE basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the company claims an exemption of the listing exchange (e.g., committee functions are served by a majority of independent directors).

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-             Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay and AGAINST those seeking a less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

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Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•                  Single Trigger Equity Provisions

•                  Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.

•                  Long-Term Incentive Plans where executives already hold significant equity positions.

•                  Long-Term Incentive Plans where the vesting period is too short

•                  Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.

•                  Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•                  Provisions that permit repricing, replacement, buy back, or exchange options.  (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                  Retesting in connection with achievement of performance hurdles.

•                 Compensation structures that unreasonably insulate pay from performance conditions.

•                  Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.

•                  Named executives officers have material input into setting their pay.

•                  Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).

•                  Long-Term Incentive Plans that are inadequately aligned with shareholders because the performance period being measured within the vesting cycle is too short.

•                  Long-Term Incentive Plans that lack an appropriate equity component (e.g., overly cash-based plans).

•                  For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Equity-Based and Other Incentive Plans

Equity Compensation

Votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis.  If the Proxy Advisory Firm issues a negative recommendation and one of the reasons provided below is found to be true for the plan or issuance in question, vote AGAINST the plan or issuance:

Plan Cost

•                  Vote AGAINST if the plan exceeds recommended cost (U.S. or Canada).

•                  Vote AGAINST if a cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

Dilution

Vote AGAINST if the plan exceeds recommended burn rates and/or dilution limits, including cases in

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which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

Repricing or Replacement of Options

•                  Vote AGAINST plans that:

•                  Permit repricing of stock options, or any form or alternative to repricing, without shareholder approval,

•                  Include provisions that permit repricing, replacement, or exchange transactions that do not meet recommended criteria, or

•                  Give the board sole discretion to approve option repricing, replacement, or exchange programs.

•                  Consider on a CASE-BY-CASE basis specific proposals to reprice options.

Discounts

Vote AGAINST if there are deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

Vesting or Performance Periods

Vote AGAINST if the plan includes vesting or performance periods that do not meet recommended standards.

Vesting upon Change in Control

Vote AGAINST if the plan provides for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal.

Retesting

Vote AGAINST if the plan provides for retesting in connection with achievement of performance hurdles.

Misalignment between CEO Pay and Performance

Vote AGAINST if the proposed awards further misaligns the CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

Plans Administered by Potential Grant Recipients

Vote AGAINST.

Awards to Outside Directors

Vote AGAINST if the plan provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

Financial Assistance/Loans to Participants

Vote AGAINST if the plan permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

Long-Term Incentive Plans

Vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component.

•                  In cases where executives already hold significant equity positions, these proposals will be reviewed on a CASE-BY-CASE basis.

Overly Liberal Change in Control Definition

Vote AGAINST.  (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

Inadequate Performance or Vesting Criteria

These proposals will be reviewed on a CASE-BY-CASE basis.

Post-Employment Vesting or Exercise of Options

Vote AGAINST if deemed inappropriate.

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Eliminate Existing Shareholder Approval Requirements for Material Plan Changes

Vote AGAINST, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

Material Amendments to Plans

Vote AGAINST if the plan allows plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Contract or Notice Periods or Severance/Termination Payments

Vote AGAINST if the plan provides for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan that does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria.

Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Capital Issuances in Support of Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

OBRA-Related Compensation Proposals

Plans Intended to Qualify for Favorable Tax Treatment under Section 162(m) of OBRA

Vote AGAINST if a potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Vote FOR plans in cases where the only concern cited is lack of board independence, provided that the board meets the independence requirements of the relevant listing exchange.  Consider other concerns CASE-BY-CASE.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features to Comply with Section 162(m) of OBRA

Vote FOR.

Amendments to Add Performance-Based Goals to Comply with Section 162(m) of OBRA

Vote FOR, unless the amendments are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Consider on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans to Exempt the Compensation from Taxes under Section 162(m) of OBRA

Vote FOR, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider on a CASE-BY-CASE basis when broader compensation concerns exist.

Implement 401(k) Employee Benefit Plans for Employees

Vote FOR.

Director Compensation

Non-Executive Director Cash Compensation

Factor in the merits of the rationale and disclosure provided.  Vote FOR if the amount is not excessive, there is no evidence of abuse, the recipient’s overall compensation appears reasonable, the administrating committee meets exchange or market standards for independence, and other significant

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market standards are met.  Otherwise, consider on a CASE-BY-CASE basis.

Non-Executive Director Equity Compensation

Consider on a CASE-BY-CASE basis.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and against if any payments are for outsiders.  Otherwise, consider on a CASE-BY-CASE basis.

Bonus Payments — Scandals

Vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee, unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•                  The change in control cash severance provisions are double-triggered; and

•                  The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, Including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•                  The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);

•                  The company has provided adequate rationale and/or disclosure; or

•                  Support is recommended as a condition to a major transaction such as a merger.

Single Trigger Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Compensation-Related Shareholder Proposals

Double Triggers

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Executive and Director Compensation

Unless evidence exists of abuse in historical compensation practices, vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Parachute Arrangements for Shareholder Ratification

Vote FOR (with “parachutes” defined as compensation arrangements related to termination that specify change in control events).  Vote CASE-BY-CASE if the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

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3-             Audit-Related

Auditor Ratification

Except in cases of poor accounting practices or fees for non-audit services exceed 50 percent of total auditor fees, vote FOR management proposals to ratify auditors.

In the U.S. and Canada, vote FOR; however, consider on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices including:

•                  Total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees (i.e., non-audit services exceed 50 percent of total auditor fees).  For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) shall be excluded.

•                  The company has failed to disclose the auditors’ fees broken down by category.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

For all other markets, follow the Proxy Advisory Firm’s standards.

Consider on a CASE-BY-CASE basis if:

•                  The Proxy Advisory Firm raises questions of disclosure or auditor independence;

•                  Fees for non-audit services exceed 50 percent of total auditor fees and the company has not provided adequate rationale regarding the non-audit fees.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Remuneration of Auditors

Vote FOR, unless there is evidence of excessive compensation relative to the size and nature of the company.

Auditor Independence

Consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Consider on a CASE-BY-CASE basis bundled slates of directors.

Consider on a CASE-BY-CASE basis cases where multiple slates of statutory auditors are presented.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Statutory Auditors Remuneration

Vote FOR as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-             Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

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Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s), vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

•                  Adding restrictive provisions;

•                  Removing provisions or moving them to portions of the charter not requiring shareholder approval; or

•                  In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.

This policy would also apply to proposals seeking to amend or approve corporate agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Article and Bylaw Amendments

Consider on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;

•                 It seeks to discontinue and/or delist a form of the company’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;

•                  Restrict shareholders’ ability to vote on directors;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

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•                  Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.  (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if:

•                  The company is controlled;

•                  Maintains a classified board of directors; or

•                  Maintains a dual class voting structure.

Proposals may be supported irrespective of classification if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                 In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Consider on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•                  Shareholders have approved adoption of the plan;

•                  A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

29

•                  The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board,  factoring in considerations such as whether significant or multiple corporate governance concerns have been identified.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.  Vote FOR management proposals not assessed as:

•                  A potential takeover defense; or

•                  A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Shareholder Ability to Call Special Meetings

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the:

•                  Company does not currently permit shareholders to do so;

•                  Existing ownership threshold is greater than 25 percent; or

•                  Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•                        Permits shareholders to call special meetings;

•                        Does not impose supermajority vote requirements; and

•                        Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements.

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements in order to protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Unequal Voting Rights

Vote AGAINST dual-class exchange offers and dual-class recapitalizations.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

5-             Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Notwithstanding the above, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

•                  Nonspecific proposals authorizing excessive discretion to a board.

Dual Class Capital Structures

Vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•                  Bundled with favorable proposal(s);

•                  Approval of such proposal(s) is a condition of such favorable proposal(s); or

•                  Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a

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CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances (International)

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Vote AGAINST requests to reissue repurchased shares unless a related general issuance request is supported.

Voting decisions to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, shall be based on the following, as identified by the Proxy Advisory Firm:

•                  Their amount relative to currently issued capital;

•                  Appropriate volume and duration parameters; and

•                  Market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).

Vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to:

•                  Inadequate disclosure;

•                  Inadequate restrictions on discounts;

•                  Failure to meet the Proxy Advisory Firm’s standards for general issuance requests; or

•                  Authority to refresh share issuance amounts without prior shareholder approval.

Vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital (International)

Unless otherwise provided for herein, voting decisions should be based on the Proxy Advisory Firm’s approach, as follows.

Vote FOR:

•                  Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations or the proposal allows the board excessive discretion.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm’s approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm’s support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

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Consider proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis.  This approach incorporates both qualitative and quantitative measures, including a review of:

•                  Past performance (e.g., board governance, shareholder returns and historical share usage); and

•                  The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Consider on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

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Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Vote FOR such proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple dividend proposals are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Consider on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such requests.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a CASE-BY-CASE basis.

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Restructuring

Mergers and Acquisitions

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes on mergers and acquisitions will be reviewed a CASE-BY-CASE basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals should be considered on a CASE-BY-CASE basis.  Such proposals include, but are not limited to:

•                  Demergers

•                  Minority squeezeouts

•                  Leveraged buyouts

•                  Spinoffs

•                  Liquidations

•                  Dispositions

•                  Divestitures

•                  Asset sales

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Consider related party transactions on a CASE-BY-CASE basis.

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-             Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•                  Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;

•                  Effectively managing risk, and

•                  Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•                  Dictate corporate conduct;

•                  Impose excessive costs or restrictions;

•                  Duplicate policies already substantially in place; or

•                  Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE.  If it appears that both:

(1)         The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and

(2)         The issue is material to the company.

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Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-             Routine/Miscellaneous

Routine Management Proposals

Vote FOR routine management proposals unless the Proxy Advisory Firm recommends voting AGAINST, prompting a CASE-BY-CASE consideration.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business, unless the company has provided adequate disclosure regarding the matters to be raised under Other Business.  Consider such instances CASE-BY-CASE.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•                  Vote FOR when the primary proposal is also supported.

•                  If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.

•                  Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•                  Support for a single proposal is not operationally required;

•                  No one proposal is deemed superior in the interest of the Fund(s); and

•                  Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

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Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-             Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without or Without Shareholder Approval

Vote FOR these proposals.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Non-fundamental Restriction

•                  Change Fundamental Investment Objective to Non-fundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Sub-classification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

•                  Majority Voting Proposals.

37

PART C

OTHER INFORMATION

Voya Prime Rate Trust

(25,000,000 Common Shares)

Item 25.  Financial Statements and Exhibits

1.                                      Financial Statements

Contained in Part A:

Financial Highlights for the years ended [February 28, 2015], February 28 2014, and 2013, February 29, 2012, February 28, 2011, 2010, and 2009, February 29, 2008, February 28, 2007, and 2006.

Financial Statements are incorporated in Part B by reference to Registrant’s [February 28, 2015] annual shareholder report (audited).

2.                                      Exhibits

(a)                                 1.                                      Agreement and Declaration of Trust dated December 2, 1987.(1)

(i)                                     Amendment to the Agreement and Declaration of Trust dated March 26, 1996 and effective April 12, 1996.(1)

(ii)                                  Amendment to the Agreement and Declaration of Trust dated October 23, 1998 and effective November 16, 1998.(7)

(iii)                               Amendment to the Agreement and Declaration of Trust dated October 20, 2000 and effective October 20, 2000.(9)

(iv)                              Amendment to the Agreement and Declaration of Trust dated February 20, 2002 and effective March 1, 2002.(10)

(v)                                 Amendment to the Agreement and Declaration of Trust dated June 11, 2010.(20)

(vi)                              Amendment to the Agreement and Declaration of Trust dated January 23, 2014.(24)

(b)                                 1.                                      By-Laws adopted at a meeting of the Board of Trustees on December 2, 1987.(15)

(i)                                     Amendment dated June 18, 1997 to By-Laws, amends paragraph 3.5 and 3.6 of Article 3.(2)

(ii)                                  Amendment adopted on August 2, 1999 to By-Laws amends Section 11.5 of Article 11.(8)

(iii)                               Amendment adopted on July 26, 2000 to By-Laws, amends Section 11.1 and 11.3 of Article 11.(9)

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(iv)                              Amendment adopted on November 10, 2005 to By-Laws, amends Section 11.5 of Article 11.1(5)

(c)                                  Not Applicable

(d)                                 1.                                      Form of Certificate of Designation for Preferred Shares dated October 20, 2000.(20)

2.                                      Form of Share Certificate.(9)

3.                                      Certificate Evidencing the Termination of the Certificate of Designation for Preferred Shares dated June 28, 2012. (23)

(e)                                  Shareholder Reinvestment Program effective November, 2009 — Filed herein.

(f)                                   Not Applicable

(g)

1.                                      Investment Management Agreement between Voya Investments, LLC and Voya Prime Rate Trust dated November 28, 2014 — Filed herein.

2.                                   Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 28, 2014 — Filed herein.

(h)

1.                                      Distribution Agreement between Voya Prime Rate Trust and Voya Investments Distributor, LLC (25 Million Shares) dated November 18, 2014 — Filed herein.

2.                                      Underwriting Agreement for the Preferred Shares dated November 13, 2000.(12)

(i)                                     Underwriting Agreement for the Preferred Shares dated October 30, 2000.(12)

(i)                                     Not Applicable

(j)

1.                                      Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001.(12)

(i)                                     First Amendment dated March 1, 2002 to the Custodian and Investment Accounting Agreement.(12)

(ii)                                  Amended and Restated Exhibit A effective November 22, 2002 with respect to the Custodian and Investment Accounting Agreement.(12)

(iii)                               Second Amendment dated October 1, 2007 to the Custodian and Investment Accounting Agreement.(16)

(iv)                              Third Amendment dated August 2, 2010 to the Custodian and Investment Accounting Agreement.(20)

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2.                                      Fee Allocation Agreement (FT Interactive) dated August 21, 2003.(12)

(i)                                     Amended Schedule A dated May 2013 to the FT Fee Allocation Agreement. (23)

3.                                      Amended and Restated Proxy Agent Fee Allocation Agreement dated January 1, 2008 amends and restates the Proxy Agent Allocation Agreement dated August 21, 2003. (22)

(i)                                     Amended Schedule A dated May 2013 to the Amended and Restated ISS Proxy Agent Fee Allocation Agreement. (23)

(ii)                                  Schedule B dated June 30, 2003 to Amended and Restated ISS Proxy Agent Fee Allocation Agreement.(15)

4.                                      Allocation Agreement Fidelity Bond made May 24, 2002.(12)

(i)                                     Amended Schedule A dated May 2007 with respect to the Allocation Agreement (Blanket Bond) dated January 2005.(15)

5.                                      Allocation Agreement Directors & Officers Liability made May 24, 2002.(12)

(i)                                     Amended Schedule A dated September 12, 2013 with respect to the Allocation Agreement — Directors & Officers Liability.(24)

6.                                      Transfer Agency Services Agreement dated February 25, 2009 PNC Global Investment Servicing (U.S.) Inc., (“PNC”) and Voya Prime Rate Trust.(17)

(i)                                     Amended Schedule A dated March 28, 2013 to the Transfer Agency Services Agreement between PNC Global Investment Servicing (U.S.) Inc. and Voya Prime Rate Trust. (23)

(ii)                                  Amendment dated February 8, 2011 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC) and Voya Prime Rate Trust.(21)

(k)

1.                                      Administration Agreement dated January 1, 2015 — Filed herein.

2.                                   Revolving Credit and Security Agreement between Voya Prime Rate Trust and Citibank dated July 16, 2003.(12)

(i)                                     Amendment No. 1 to the Revolving Credit and Security Agreement dated February 3, 2004.(12)

(ii)                                  Amendment No. 2 to the Revolving Credit and Security Agreement dated July 13, 2004.(13)

(iii)                               Amendment No. 3 to the Revolving Credit and Security Agreement dated October 15, 2004.(13)

3.                                      Second Amended and Restated Credit Agreement with Bank of America.(12)

3

4.                                      Auction Agency Agreement dated November 16, 2000.(12)

(i)                                     Auction Agency Agreement dated November 2, 2000.(12)

5.                                      Broker-Dealer Agreement (UBS) dated November 16, 2000.(12)

(i)                                     Broker-Dealer Agreement (Salomon Smith Barney) dated November 16, 2000.(12)

(ii)                                  Broker-Dealer Agreement, dated November 16, 2000 (Lehman Brothers).(12)

(iii)                               Broker-Dealer Agreement (Gruntal & Co.) dated November 16, 2000.(12)

(iv)                              Broker-Dealer Agreement (PaineWebber) dated November 2, 2000.(12)

(v)                                 Broker-Dealer Agreement (Gruntal & Co.) dated November 2, 2000.(12)

(vi)                              Broker-Dealer Agreement (Salomon Smith Barney) dated November 2, 2000.(12)

(vii)                           Broker-Dealer Agreement (Lehman Brothers) dated October 31, 2000.(12)

6.                                      DTC Letter of Representations as to Preferred Shares dated November 15, 2000.(12)

(i)                                     DTC Letter of Representation as to Preferred Shares dated November 1, 2000.(12)

7.                                   Expense Limitation Agreement effective November 18, 2014 between Voya Investments, LLC and Voya Prime Rate Trust — Filed herein.

(l)                                     1. Opinion of Ropes & Gray LLP — To be filed by subsequent amendment.

(m)                             Not Applicable

(n)                                 1.  Consent of Ropes & Gray LLP — To be filed by subsequent amendment.

2. Consent of KPMG LLP — To be filed by subsequent amendment.

(o)                                 Not Applicable

(p)                                 Certificate of Initial Capital.(4)

(q)                                 Not Applicable

(r)

1.                                      Voya Funds and Advisers Code of Ethics Amended May 2014.(24)

4

(1)                                 Incorporated herein by reference to Amendment No. 20 to Registrant’s Registration Statement under the Investment Company Act of 1940 (the “1940 Act”) on Form N-2 (File No. 811-5410), filed on September 16, 1996.

(2)                                 Incorporated herein by reference to Amendment No. 24 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on November 7, 1997.

(3)                                 Incorporated herein by reference to Amendment No. 22 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 23, 1997.

(4)                                 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s initial registration statement on form N-2 (File No. 33-18886), filed on January 22, 1988.

(5)                                 Incorporated herein by reference to Amendment No. 27 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 15, 1998.

(6)                                 Incorporated herein by reference to Amendment No. 28 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on August 19, 1998.

(7)                                 Incorporated herein by reference to Amendment No. 29 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on December 2, 1998.

(8)                                 Incorporated herein by reference to Amendment No. 33 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 9, 2000.

(9)                                 Incorporated herein by reference to Amendment No. 38 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on October 23, 2000.

(10)                          Incorporated herein by reference to Amendment No. 45 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on April 30, 2002.

(11)                          Incorporated herein by reference to Amendment No. 53 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 26, 2003.

(12)                          Incorporated herein by reference to Amendment No. 58 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 28, 2004.

(13)                          Incorporated herein by reference to Amendment No. 61 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 30, 2005.

(14)                          Incorporated herein by reference to Amendment No. 65 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 30, 2006.

(15)                          Incorporated herein by reference to Amendment No. 69 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 29, 2007.

(16)                          Incorporated herein by reference to Amendment No. 73 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 27, 2008.

(17)                          Incorporated herein by reference to Amendment No. 79 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on August 13, 2009.

5

(18)                          Incorporated herein by reference to Amendment No. 81 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on April 22, 2010.

(19)                          Incorporated herein by reference to Amendment No. 83 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 28, 2010.

(20)                          Incorporated herein by reference to Amendment No. 85 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on April 27, 2011.

(21)                          Incorporated herein by reference to Amendment No. 87 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 28, 2011.

(22)                          Incorporated herein by reference to Amendment No. 92 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 27, 2012.

(23)                          Incorporated herein by reference to Amendment No. 96 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 21, 2013.

(24)                          Incorporated herein by reference to Amendment No. 100 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (filed No. 811-5410), filed on June 24, 2014.

Item 26.  Marketing Agreements

Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution

Not Applicable.

Item 28.  Persons Controlled by or Under Common Control

Not Applicable.

Item 29.  Number of Holders of Securities

(1) Title of Class	(2) Number of Record Holders as of June 12, 2015
Common Shares of beneficial interest, par value $0.01 per share	[ ]

Item 30.  Indemnification

Registrant’s Agreement and Declaration of Trust generally provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise) (“Covered Persons”) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated:  (a) not to have acted in good faith in the reasonable

6

belief that such Covered Person’s action was in the best interest of the Trust; or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Information as to the Trustees and officers of the Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV for Voya Investment Management Co. LLC (File No. 801-9046) filed under the Investment Adviser Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.  Location of Accounts and Records

The amounts and records of the Registrant will be maintained at its office at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, at the office of its sub-adviser, Voya Investment Management Co. LLC, 230 Park Avenue, New York, NY 10169, and at the office of its custodian, State Street Bank & Trust, 801 Pennsylvania, Kansas City, Missouri 64105.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

1.                                      The Registrant undertakes to suspend the Offer until the prospectus is amended if:  (a) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2.                                      Not Applicable.

7

3.                                      Not Applicable.

4.                                      The Registrant undertakes:

a.                                      to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.                                      that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.                                       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

d.                                      Not Applicable

e.                                       that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.

a.                                      The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.                                      that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

8

6.                                      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

9

SIGNATURES

Pursuant to requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 24th day of April, 2015.

VOYA PRIME RATE TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

	Interested Trustee and President and Chief Executive Officer	April 24, 2015
Shaun P. Mathews*

	Senior Vice President, Chief/Principal Financial Officer	April 24, 2015
Todd Modic*

	Trustee	April 24, 2015
Colleen D. Baldwin*

	Trustee	April 24, 2015
John V. Boyer*

	Trustee	April 24, 2015
Patricia W. Chadwick*

	Trustee	April 24, 2015
Albert E. DePrince, Jr.*

	Trustee	April 24, 2015
Peter S. Drotch*

	Trustee	April 24, 2015
Russell H. Jones*

	Trustee	April 24, 2015
Patrick W. Kenny*

	Trustee	April 24, 2015
Joseph E. Obermeyer*

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	Trustee	April 24, 2015
Sheryl K. Pressler*

	Trustee	April 24, 2015
Roger B. Vincent*

* By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

** Powers of Attorney for Shaun P. Mathews, Todd Modic and each Trustee dated May 22, 2013 were filed as attachments to Amendment  No. 96 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 21, 2013.

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EXHIBIT INDEX

Voya Prime Rate Trust

(25,000,000 Common Shares)

EXHIBIT NUMBER	EXHIBIT NAME
2(e)	Shareholder Reinvestment Program effective November, 2009
2(g)1	Investment Management Agreement between Voya Investments, LLC and Voya Prime Rate Trust dated November 18, 2014
2(g)2	Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014
2(h)1	Distribution Agreement between Voya Prime Rate Trust and Voya Investments Distributor, LLC (25 Million Shares) dated November 18, 2014
2(k)1	Administration Agreement dated January 1, 2015
2(k)7	Expense Limitation Agreement effective November 18, 2014 between Voya Investments, LLC and Voya Prime Rate Trust

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